Port Street Quality Growth Fund

Institutional Class – PSQGX

Port Street Institutional Opportunities Fund

Institutional Class – PSOFX

Prospectus

July 29, 2017

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Port Street Funds
Series of Managed Portfolio Series (the "Trust")

Table of Contents - Prospectus

Summary Sections

Port Street Quality Growth Fund

Investment Objective
The Port Street Quality Growth Fund (the "Fund") seeks total return.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Shareholder Servicing Plan Fees	0.10%
Other Expenses	0.39%
Acquired Fund Fees and Expenses(1)	0.08%
Total Annual Fund Operating Expenses	1.42%
Less: Fee Waiver (2)	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver(1) (2)	1.23%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets after expense reimbursement/waiver included in the Financial Highlights section of the Fund's Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses ("AFFE").

(2)
Port Street Investments, LLC (the "Adviser" or "Port Street") has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.15% of the Fund's average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2018.  Thereafter, the agreement may be terminated at any time upon 60 days' notice by the Trust's Board of Trustees (the "Board") or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$125	$431	$758	$1,686

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies
The Fund's approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth; strong balance sheets; sustainable competitive advantages; and capable management.  The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth.  The Fund's investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

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Under normal market conditions, the Fund invests primarily in equity securities, including common stocks.  Although the Fund invests in equity securities issued by companies of any capitalization, it focuses a greater portion of its investments in larger-capitalization ("larger cap") companies, many of which generate income through dividend distributions as well as providing capital appreciation opportunities.

The Fund divides responsibility for investment management between the Adviser and Saratoga Research & Investment Management, an unaffiliated sub-adviser (the "Sub-Adviser" or "Saratoga").  As part of its services to the Fund, the Adviser evaluates and recommends professional investment managers to serve as sub-advisers, formulates and implements the Fund's investment program, and oversees the management of the Fund's investments by the Sub-Adviser.  The Adviser may make specific portfolio investments for the Fund's portfolio if the Adviser allocates all or a portion of the Fund's assets for its direct management. Subject to the Adviser's oversight, the Sub-Adviser is primarily responsible for the day-to-day portfolio management of the Fund.  The Fund, the Trust and the Adviser have obtained an exemptive order with respect to the Fund that permits the Fund to operate in a "manager of managers" structure whereby the Adviser, subject to certain conditions, can hire new sub-advisers for the Fund, and materially amend the terms of sub-advisory agreements with sub-advisers, each subject to Board approval but without obtaining prior shareholder approval.  Consequently, under the exemptive order, the Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.  Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser's obligations under its investment advisory agreement with the Trust.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

In selecting securities for the Fund's portfolio, the Sub-Adviser begins by performing a quantitative screen on a database of approximately 10,000 companies to identify those companies with a healthy balance sheet, not more than a moderate amount of leverage, a non-capital intensive business model, profitability, a propensity for above average profit margins, and management that has proven adept at allocating capital over time.  This screen typically reduces the Fund's investment universe to 150 to 200 companies. Due to the Adviser's and Sub-Adviser's investing approach, there may be times when the Fund will have a significant cash/cash equivalent position.

Subject to the Adviser's investment oversight responsibilities, the Sub-Adviser studies the business models of the companies identified during the initial screen to better understand the drivers of each company's performance.  The Sub-Adviser then uses valuation analysis to establish target purchase prices for each company.  The result of this process is a portfolio of 25 to 45 companies the Sub-Adviser believes are quality issuers that have the ability to grow future profits in excess of market averages and are priced at a discount to their intrinsic values. From time to time, the Fund may focus its investments in securities of companies in the same economic sector.

In addition to investing in equity securities issued by larger cap companies, the Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund may also invest up to 25% of its total assets in American Depositary Receipts ("ADRs"), which are negotiable certificates issued by U.S. banks that represent a specified number of shares of a foreign stock that is traded on a U.S. exchange.

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Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund's portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser and Sub-Adviser cannot successfully implement the Fund's investment strategies.

Asset Allocation Risk.  The Fund's allocation among various asset classes and investments may not produce the desired results.

Multiple Manager Risk.  A manager of managers structure depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers' investment styles may not always be complementary. Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, a manager of managers structure may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund's performance depending on the performance of those securities and the overall market environment. The Sub-Advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.  The Fund could experience overlapping or offsetting securities transactions, which may lead to higher transaction expenses.

Equity Securities Risk.  The equity securities held in the Fund's portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Growth-Style Investing Risk.  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Limited Holdings Risk.  The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility.

Large Cap, Mid Cap and Small Cap Companies Risk.  The Fund's investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid cap and small cap companies may be more volatile and less liquid than the securities of large cap companies.

Foreign Securities Risk.  Investments in securities issued by foreign companies involve risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social, and economic developments abroad, differences between U.S. and foreign regulatory and tax requirements, and market practices, as well as fluctuations in foreign currencies.

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ADR Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities.  ADRs may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Investment Company Risk. The Fund bears all risks associated with the investment companies (including ETFs) in which it invests, including the risk that an investment company will not successfully implement its investment strategy or meet its investment objective. The Fund also bears its pro rata portion of an investment company's total expenses, in addition to the Fund's own expenses, and therefore the Fund's total expenses may be higher than if it invested directly in the securities held by the investment company.

ETF Risk.  The market price of an ETF fluctuates based on changes in the ETF's net asset value as well as changes in the supply and demand of its shares in the secondary market.  It is also possible that an active secondary market of an ETF's shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  In addition, a passively managed ETF may not accurately track the performance of the reference index.

Sector Emphasis Risk.  The securities of companies in the same or related businesses ("industry sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or the Fund's portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Cash/Cash Equivalents Risk. A substantial cash/cash equivalent position can adversely impact Fund performance in certain market conditions and may make it more difficult for the Fund to achieve its investment objective. In rising markets, holding cash or cash equivalents will negatively affect the Fund's performance relative to its benchmark.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Adviser Risk.  The Adviser and Sub-Adviser have limited experience managing a mutual fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund's total returns have varied for annual periods through December 31, 2016. Following the bar chart are the Fund's highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Fund's average annual total returns over time compare with broad-based securities market indexes. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund's website at www.portstreetinvest.com or by calling the Fund toll-free at 855-369-6220.

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Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q1 2016 3.78%	Q2 2015 (1.70)%
Year to Date Return as of June 30, 2017
7.19%

Average Annual Total Returns for the periods ended December 31, 2016
Institutional Class	One Year	Since Inception (3/31/2014)
Return Before Taxes	5.85%	4.25%
Return After Taxes on Distributions	5.69%	4.18%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	3.27%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	7.08%	8.91%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	11.96%	8.99%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

Management

Investment Adviser
Port Street Investments, LLC is the Fund's investment adviser.

Investment Sub-Adviser
Saratoga Research & Investment Management is the Fund's investment sub-adviser.

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Portfolio Managers
The Fund is managed by portfolio managers of the Adviser and the Sub-Adviser. The following portfolio managers are responsible for the management of the Fund and have managed the Fund since its inception in March 2014:

•	Kevin Tanner – Chief Executive Officer and Chief Investment Officer of the Sub-Adviser.
•	Douglas Allison, CFA – President of the Adviser; and
•	Graham Pierce – Chief Executive Officer of the Adviser.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange ("NYSE") is open for business by written request via mail (Port Street Quality Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at 855-369-6220, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment amount for purchases of shares of the Fund is $2,000.  Subsequent purchases and exchanges may be made with a minimum investment amount of $100.

Tax Information
The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA. Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Adviser and/or the Sub-Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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Port Street Institutional Opportunities Fund

Investment Objective
The Port Street Institutional Opportunities Fund (the "Fund") seeks to provide long-term growth of capital with less volatility than the overall equity markets.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Shareholder Servicing Plan Fees	0.10%
Other Expenses	0.48%
Acquired Fund Fees and Expenses(1)	0.55%
Total Annual Fund Operating Expenses	1.98%
Less: Fee Waiver (2)	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver (1)(2)	1.80%
(1)
The Total Annual Fund Operating Expenses After Fee Waiver does not correlate to the ratio of expenses to average net assets after expense reimbursement/waiver included in the Financial Highlights section of the Fund's Statutory Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses ("AFFE").

(2)
Port Street Investments, LLC (the "Adviser" or "Port Street") has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses ("AFFE"), leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the Fund's average daily net assets.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred the expense limit in effect and at the time of recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2018.  Thereafter, the agreement may be terminated at any time upon 60 days' notice by the Trust's Board of Trustees (the "Board") or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$183	$604	$1,051	$2,292

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.   During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective through the use of a proprietary asset allocation strategy that, over the long term, targets approximately 70% equity exposure and 30% fixed income exposure, with an allowance for tactical shifts to take advantage of the Adviser's view on relative market valuations and its outlook for asset classes or in response to changing market conditions.  Though the Fund does not have a target allocation for foreign securities, the Fund will typically invest between 10% and 40% of its net assets in foreign securities, which includes investments in other investment companies with a policy of investing the majority of their assets in non-U.S. companies.  The investment process is driven by financial modeling in which the Adviser allocates Fund assets among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, and foreign fixed income securities.

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To achieve the Adviser's asset allocation targets for the Fund, the Adviser allocates management of a portion (or sleeve) of Fund assets among itself and other professional investment managers ("Sub-Advisers") that utilize distinct strategies and fundamental research processes to select investments for their respective sleeve of Fund assets. However, the Adviser retains overall supervisory responsibility for the general management of the Fund's portfolio and implementation of the Fund's investment strategy, and manages the remaining sleeve of the Fund's assets directly. The investment strategies utilized by the Sub-Advisers consist of large cap value, large cap growth, mid cap value, and core fixed income strategies. The Fund, the Trust and the Adviser have obtained an exemptive order with respect to the Fund that permits the Fund to operate in a "manager of managers" structure whereby the Adviser, subject to certain conditions, can hire new sub-advisers for the Fund, and materially amend the terms of sub-advisory agreements with sub-advisers, each subject to Board approval but without obtaining prior shareholder approval.  Consequently, under the exemptive order, the Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement.  Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser's obligations under its investment advisory agreement with the Trust.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.

The Adviser believes that by employing multiple strategies, each providing attractive risk and return characteristics on a stand-alone basis, overall volatility and correlation with the broader equity and fixed-income markets can be reduced, while maximizing risk adjusted returns. From time to time, the Fund may focus its investments in securities of companies in the same economic sector.

In determining the percentage of Fund assets to allocate to each Sub-Adviser strategy, the Adviser considers the asset class, portfolio characteristics and investment performance of each strategy, among other factors, in light of the Adviser's asset allocation targets. The Adviser will also consider strategies that provide a tactical advantage given changing market conditions. The Adviser will monitor and reallocate Fund assets among the Adviser and the Sub-Advisers from time to time.

The Adviser's goal in managing a sleeve of Fund assets is to diversify assets and reduce traditional U.S. equity market risk (risk is measured by standard deviation). Through its investments in long/short, absolute return, and global macro mutual funds, in addition to real estate investment trusts ("REITs") and mutual funds investing in natural resources, commodities and derivatives (such as options and swaps), the Adviser seeks to hedge against risks attributed to U.S. equity market movements and to reach the Fund's final asset allocation target.

Equity securities in which the Fund invests include: common stock, preferred stock, REITs, and American Depositary Receipts (“ADRs”), and such equity securities may represent issuers of any capitalization. Fixed-income securities of any maturity and duration in which the Fund invests include: corporate bonds, notes, municipal bonds, commercial paper, asset-backed securities, mortgage-backed securities, floating rate securities, government-sponsored securities and exchange-traded notes (“ETNs”). Though the Fund will primarily invest in investment-grade fixed income securities, up to 10% of the Fund’s net assets may be invested in high-yield securities or “junk bonds.”  The Adviser invests its sleeve of Fund assets primarily in other investment companies (“underlying funds”) that hold equity and fixed income securities of both domestic and foreign issuers, which may include issuers located in emerging markets. The underlying funds may also hold ETFs and utilize derivative instruments, including futures, call and put options, swaps, and options on swaps (swaptions), to reduce price volatility by hedging against specific market risks or currency exposures.

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Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  Because the Adviser invests its sleeve of Fund assets primarily in underlying funds, the Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Fund and the underlying funds are:

General Market Risk.  The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund's portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser and subadviser cannot successfully implement the Fund's investment strategies.

Asset Allocation Risk.  The Fund's allocation among various asset classes and investments may not produce the desired results.

Multiple Manager Risk.  The Fund could experience overlapping or offsetting securities transactions, which may lead to higher transaction expenses.  A manager of managers structure depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the Sub-Advisers. The Sub-Advisers' investment styles may not always be complementary. Sub-Advisers make investment decisions independently of one another, and may make decisions that conflict with each other. Moreover, a manager of managers structure may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund's performance depending on the performance of those securities and the overall market environment. The Sub-Advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Equity Securities Risk.  The equity securities held in the Fund's portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Value-Style Investing Risk.  The Fund's value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Growth-Style Investing Risk.  If a growth company does not increase its earnings at the higher rate expected, the price of its stock may decline significantly, even if it has increased earnings.

Large Cap, Mid Cap and Small Cap Companies Risk. The Fund's investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid cap and small cap companies may be more volatile and less liquid than the securities of large cap companies.

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Preferred Stock Risk.  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond.  In some circumstances, dividends on a preferred stock may be changed or passed by the issuer.

REIT Risk.  REITs have been subject to substantial fluctuations and declines on a local, regional, and national basis in the past, and may continue to be in the future. Also, the value of a REIT can be hurt by economic downturns or by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, or the legal structure of a real estate investment trust.

Foreign Securities Risk. Investments in securities issued by foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

ADR Risk.  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored ADRs generally bear all the costs of such depositary receipts, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs. As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Fixed Income Securities Risks. The Fund's investments in fixed income securities will be subject to credit risk, interest rate risk, prepayment risk, duration risk, and liquidity risk.  Credit risk is the risk that an issuer will default or fail to pay principal and interest when due.  Interest rate risk is the risk that the value of fixed income securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities).  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities.  Pre-payment risk is the risk that the principal on fixed income securities will be paid off prior to maturity, causing the Fund to invest in fixed income securities with lower interest rates. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Liquidity risk is the risk that low trading volume, lack of a market maker, or legal restrictions will impair the Fund's ability to sell particular securities at an advantageous price or in a timely manner when the Adviser believes it is otherwise desirable to do so, which may restrict the Fund's ability to take advantage of other market opportunities.

Below Investment Grade Debt Securities Risk. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as "junk bonds") involve a greater risk of default and are subject to greater levels of credit and liquidity risk. Below investment grade debt securities have speculative characteristics and their value may be subject to greater fluctuation than investment grade debt securities.

Floating Rate Securities Risk.  Because changes in interest rates on floating (or variable) rate securities may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates.  The interest rate on a floating rate security may reset on a predetermined schedule and as a result, not reset during periods when changes in market rates are substantial.  Lifetime limits on resets may also prevent their rates from adjusting to market rates.  During periods of declining interest rates, because the interest rates on floating rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.

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Mortgage-Backed Securities Risk.  When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low.  Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment.  In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk.  Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities.  Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

ETN Risk.  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.

Government-Sponsored Entities Risk.  The Fund invests in securities issued or guaranteed by government-sponsored entities.  However, these securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Municipal Bonds Risk. Municipal bonds are subject to numerous risks, including risks associated with economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors.  Repayment of municipal bonds depends on the ability of the issuer or project backing such securities to generate taxes or revenues.  There is a risk that the interest on an otherwise tax-exempt municipal bond may be subject to federal income tax.

Investment Company Risk. The Fund may be subject to increased expenses and reduced performance as a result of its investments in other investment companies.  When investing in other investment companies, the Fund bears its pro rata share of the other investment company's fees and expenses including the duplication of advisory and other fees and expenses.

Sector Emphasis Risk.  The securities of companies in the same or related businesses ("industry sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or the Fund's portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Emerging Markets Risk. Emerging market countries are in the initial stages of industrialization and generally have low per capita income.  In addition to the risks of foreign investing generally, investments in emerging market countries have additional and heightened risks due to less stable legal, political, and business frameworks to support securities markets. These risks include smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment; less transparent and established taxation policies; higher rates and volatility of inflation; increased volatility in currency exchange rates; and more delays in settling portfolio transactions.  Because of these risk factors, an underlying fund's investments in emerging market countries are subject to greater price volatility and illiquidity than investments in developed foreign markets.

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Currency Risk.  When a fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund's portfolio holdings and your investment.  Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit a fund's ability to repatriate both investment capital and income, which could place the fund's assets in such country at risk of total loss.

ETF Risk.  The market price of an ETF's shares may trade at a discount to its net asset value per share. An active secondary trading market may not develop or be maintained, and the lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. The underlying fund will bear their pro rata portion of an ETF's expenses and therefore the underlying funds' expenses may be higher than if it invested directly in securities. In addition, a passively managed ETF may not accurately track the performance of the reference index.

Derivatives Risk.  Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by an underlying fund may not correlate with the underlying instrument or the underlying fund's other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to liquidity risk, leverage risk and counterparty credit risk.

Adviser Risk.  The Adviser and the Sub-Advisers have limited experience managing a mutual fund.

Newer Fund Risk.  The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may decide to liquidate the Fund.

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the total return for the Fund for the fiscal year ended December 31, 2016. Following the bar chart are the Fund's highest and lowest quarterly returns during the period shown in the bar chart. The performance table that follows shows how the Fund's average annual total returns over time compare with broad-based securities market indexes and a blended index that is meant to track the Fund's investment objective. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance information is available on the Fund's website at www.portstreetinvest.com or by calling the Fund toll-free at 855-369-6220.

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Calendar Year Total Return as of December 31

Best Quarter	Worst Quarter
Q1 2016 3.30%	Q4 2016 0.58%
Year to Date Return as of June 30, 2017
5.76%

Average Annual Total Returns for the periods ended December 31, 2016
Institutional Class	One Year	Since Inception (12/31/2015)
Return Before Taxes	7.72%	7.72%
Return After Taxes on Distributions	7.05%	7.05%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	4.49%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	2.65%	2.65%
70% MSCI ACWI Index/30% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	6.42%	6.42%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	7.86%	7.86%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts ("IRAs").

Management
Investment Adviser	Portfolio Manager	Managed the Fund Since:
Port Street Investments, LLC	Douglas Allison, CFA – President Mike Breller – Vice President Derek Newcomer, CFA, CAIA – Vice President	December, 2015 December, 2015 December, 2015
Sub-Advisers	Portfolio Managers	Managed the Fund Since:
Aristotle Capital Management, LLC	Howard Gleicher, CFA – CEO and Chief Investment Officer	December, 2015
AMI Asset Management Corp	Christian Sessing, CFA – Chief Investment Officer and Lead Equity Portfolio Manager William Tanner – Chairman and Senior Portfolio Manager	December, 2015 December, 2015

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Vaughan Nelson Investment Management, L.P.
Christopher D. Wallis, CFA – CEO and Chief
Investment Officer
Dennis Alff, CFA – Senior Portfolio Manager
Charles D. Fargason, PhD – Senior Portfolio
Manager
Scott J. Weber, CFA – Senior Portfolio Manager

December, 2015 December, 2015 December, 2015 December, 2015
Segall Bryant & Hamill, LLC	Gregory Hosbein, CFA – Principal and Fixed Income Portfolio Manager James D. Dadura, CFA – Principal and Fixed Income Portfolio Manager	December, 2015 December, 2015

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any day that the New York Stock Exchange ("NYSE") is open for business by written request via mail (Port Street Institutional Opportunities Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) by contacting the Fund by telephone at 855-369-6220, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial investment amount for purchases of shares of the Fund is $1,000.  Subsequent purchases and exchanges may be made with a minimum investment amount of $100.

Tax Information
The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or IRA.  Distributions on investments made through tax-advantaged arrangements generally will be taxed as ordinary income when withdrawn from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the Adviser and/or the Sub-Adviser(s) may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

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Investment Objective, Strategies, Risks and Disclosure of Portfolio Holdings

Investment Objective

The Port Street Quality Growth Fund's ("Quality Growth Fund") investment objective is total return.  The Port Street Institutional Opportunities Fund's ("Institutional Opportunities Fund") investment objective is to provide long-term growth of capital with less volatility than the overall equity markets.  The Funds' investment objective are not fundamental and may be changed without the approval of the Funds' shareholders upon 60 days' prior written notice to shareholders.

Principal Investment Strategies

Port Street Quality Growth Fund
The Quality Growth Fund's approach to investing focuses on those companies that can be purchased at market prices below their fair value with a record of consistent, above average profit growth; strong balance sheets; sustainable competitive advantages; and capable management.  The source of such growth is persistently above average profitability, which, when combined with a sensible policy relating to the payout of such profits and intelligent re-investment, results in the compounding of retained earnings and long-term growth.  The Fund's investment strategy is designed to grow purchasing power in excess of inflation and outperform the general market over time while mitigating losses during periods of economic adversity.

Under normal market conditions, the Quality Growth Fund invests primarily in equity securities, including common stocks.  Although the Fund invests in equity securities issued by companies of any capitalization, it focuses a greater portion of its investments in larger-capitalization ("larger cap") companies, many of which generate income through dividend distributions as well as providing capital appreciation opportunities.

The Quality Growth Fund divides responsibility for investment management between the Adviser and Saratoga, an unaffiliated sub-adviser.  As part of its services to the Fund, the Adviser evaluates and recommends professional investment managers to serve as sub-advisers, formulates and implements the Fund's investment program, and oversees the management of the Fund's investments by the Sub-Adviser.  The Adviser may make specific portfolio investments for the Fund's portfolio if the Adviser allocates all or a portion of the Fund's assets for its direct management.  Subject to the Adviser's oversight, the Sub-Adviser is primarily responsible for the day-to-day portfolio management of the Fund.

In selecting securities for the Quality Growth Fund's portfolio, the Sub-Adviser begins by performing a quantitative screen on a database of approximately 10,000 companies to identify those companies with a healthy balance sheet, not more than a moderate amount of leverage, a non-capital intensive business model, profitability, a propensity for above average profit margins, and management that has proven adept at allocating capital over time.  This screen typically reduces the Fund's investment universe to 150 to 200 companies. Due to the Adviser's and Sub-Adviser's investing approach, there may be times when the Quality Growth Fund will have a significant cash/cash equivalent position.

Subject to the Adviser's investment oversight responsibilities, the Sub-Adviser studies the business models of the companies identified during the initial screen to better understand the drivers of each company's performance.  The Sub-Adviser then uses valuation analysis to establish target purchase prices for each company.  The result of this process is a portfolio of 25 to 45 companies the Sub-Adviser believes are quality issuers that have the ability to grow future profits in excess of market averages and are priced at a discount to their intrinsic values. From time to time, the Fund may focus its investments in securities of companies in the same economic sector.

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The Sub-Adviser typically considers selling a security for one of three reasons:  (1) when the security approaches the Sub-Adviser's estimated intrinsic value; (2) because of material changes in the issuer's business model or the competitive landscape in which it operates; or (3) because of a material increase in the issuer's use of leverage.

In addition to investing in equity securities issued by larger cap companies, the Quality Growth Fund may invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act.  The Fund may also invest up to 25% of its total assets in ADRs, which are negotiable certificates issued by U.S. banks that represent a specified number of shares of a foreign stock that is traded on a U.S. exchange.

Cash or Similar Investments and Temporary Strategies of the Fund.  At the Adviser's discretion, the Quality Growth Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. government securities, and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds' management fees and operational expenses.  When investing for temporary defensive purposes, the Adviser may invest up to 100% of the Fund's total assets in such instruments.  Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Port Street Institutional Opportunities Fund
The Institutional Opportunities Fund seeks to achieve its investment objective through the use of a proprietary asset allocation strategy that, over the long term, targets approximately 70% equity exposure and 30% fixed income exposure, with an allowance for tactical shifts to take advantage of the Adviser's view on relative market valuations and its outlook for asset classes or in response to changing market conditions.  The Fund's investments in fixed income securities include investments in other investment companies with a policy of investing at least 80% of their assets in fixed income securities. Though the Fund does not have a target allocation for foreign securities, the Fund will typically invest between 10% and 40% of its net assets in foreign securities.  The investment process is driven by financial modeling in which the Adviser allocates Fund assets among a combination of the following asset classes, based on the risk/return characteristics of each asset class: U.S. equities, foreign equities, U.S. fixed income securities, and foreign fixed income securities.

To achieve the Adviser's asset allocation targets for the Institutional Opportunities Fund, the Adviser allocates management of a portion (or sleeve) of Fund assets among itself and other professional investment managers ("Sub-Advisers") that utilize distinct equity and fixed income strategies, along with fundamental research processes, to select investments for their respective sleeve of Fund assets. However, the Adviser retains overall supervisory responsibility for the general management of the Fund's portfolio and implementation of the Fund's investment strategy, and manages the remaining sleeve of the Fund's assets directly. The Adviser believes that by employing multiple strategies, each providing attractive risk and return characteristics on a stand-alone basis, overall volatility and correlation with the broader equity and fixed-income markets can be reduced, while maximizing risk adjusted returns.

In determining the percentage of Fund assets to allocate to each Sub-Adviser strategy, the Adviser considers the asset class, portfolio characteristics and investment performance of each strategy, among other factors, in light of the Adviser's asset allocation targets. The Adviser will also consider strategies that provide a tactical advantage given changing market conditions. The Adviser will monitor and reallocate Fund assets among the Adviser and the Sub-Advisers from time to time.

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Investment strategies utilized by the Sub-Advisers and the Adviser are as follows:

Large Cap Value - Aristotle Capital Management, LLC ("Aristotle"). Aristotle seeks to identify high-quality businesses that have clear sustainable competitive advantages, strong cash flows and returns on capital, that possess one or more catalysts for change over a 3-5 year time horizon. A catalyst for change is defined as a positive factor or change in the business that Aristotle believes is misunderstood by the market and not appropriately reflected in the company's market price. Such businesses must also be trading at an appropriate discount relative to fair value. Aristotle may reduce an equity position if the stock's value is realized, financial fundamentals deteriorate, or competitive advantages are no longer compelling.

Large Cap Growth - AMI Asset Management Corp ("AMI"). AMI focuses on high-quality, growing companies with business models that provide recurring revenue, thereby allowing the company to grow at more predictable and sustainable rates with reduced earnings volatility. AMI will typically begin reducing or sell its equity position in a company when the company's market value exceeds its estimated intrinsic value by approximately 10% or the company's fundamentals begin to deteriorate.

Mid Cap Value - Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"). Vaughan Nelson attempts to identify temporary information and liquidity inefficiencies in the small to mid-cap value universe, thereby providing opportunities to invest in companies at valuations materially below their long-term intrinsic value.  Temporary information inefficiencies occur when a stock's price does not currently reflect information that is readily available.  Liquidity inefficiencies occur when small and mid-cap stocks are affected by negative short-term news, often not specific to an issuer, causing sellers to outnumber buyers in the market and a corresponding decrease in the stocks' prices.  Vaughan Nelson seeks to identify equities whose current valuation meets Vaughan Nelson's return expectations. Vaughan Nelson will generally sell or reduce an equity position when the stock has appreciated to within 10% of its target price, its market capitalization surpasses the mid-cap universe (approximately $20 billion), competitive pressures, or poor management decisions reducing future expected returns from the investment thesis.

Core Fixed Income - Segall Bryant & Hamill, LLC ("SBH").  SBH employs an investment process that is driven by bottom-up research and security selection.  SBH's total return approach emphasizes disciplined risk controls, sector diversification and liquidity.  SBH seeks to outperform the index over a full market cycle.

Risk Overlay - Port Street. The Adviser manages the risk overlay of the Institutional Opportunities Fund's portfolio by directly investing a sleeve of the Fund's assets. Through its investments, the Adviser seeks to hedge against systematic risks of the market and reach the Fund's final asset allocation target. In selecting investments, the Adviser takes into account its expectation of the risk adjusted return potential of each Sub-Adviser's strategy. The Adviser will also consider how the holdings within each sleeve affect overall portfolio risk and correlation. The Adviser expects to directly manage approximately 40% of the Fund's assets.

The equity securities in which the Institutional Opportunities Fund may invest include: common stock, preferred stock, REITs, and ADRs, and such equity securities may represent issuers of any capitalization. The Fund focuses a greater portion of its investments in mid and larger-capitalization companies, which the Fund generally considers to be companies with a market capitalization, at the time of purchase, over $2 billion.  Fixed-income securities of any maturity and duration in which the Fund invests include: corporate bonds, notes, commercial paper, asset-backed securities, commercial and residential mortgage-backed securities, floating rate securities, government-sponsored securities, and ETNs. Though the Fund will primarily invest in investment-grade fixed income securities, up to 10% of the Fund’s net assets may be invested in high-yield securities.  These fixed-income securities may represent various maturities (e.g. short-term, intermediate or long-term) and durations, with fixed or variable interest rates, and may be issued by corporations, governments, government agencies, or municipalities. The Adviser invests its sleeve of Fund assets primarily in underlying funds that hold equity and fixed income securities of both domestic and foreign issuers, which may include issuers located in emerging markets. The underlying funds may also hold ETFs and utilize derivative instruments to reduce price volatility by hedging against specific market risks or currency exposures. Such derivatives may include, but are not limited to, futures, call and put options, swaps, and options on swaps (swaptions).

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Cash or Similar Investments and Temporary Strategies of the Fund.  At the Adviser's discretion, the Institutional Opportunities Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund's assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. government securities, and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds' management fees and operational expenses. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Additional Information Regarding Multi-Manager Strategies. As part of its services to the Funds and other funds the Adviser advises or will advise using the same fund structure (each, a "Port Street Fund" and collectively, the "Port Street Funds"), the Adviser researches, evaluates, and may recommend professional investment managers to serve as sub-advisers. The Fund, the Trust and the Adviser have obtained an exemptive order with respect to the Fund that permits the Fund to operate in a "manager of managers" structure whereby the Adviser, subject to certain conditions, can hire new sub-advisers for the Fund, and materially amend the terms of sub-advisory agreements with sub-advisers, each subject to Board approval but without obtaining prior shareholder approval.  Consequently, under the exemptive order, the Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement.   Within 90 days of retaining a new Sub-Adviser, shareholders of the Fund will receive notification of the change.  The manager of managers structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The structure does not permit investment advisory fees paid by the Fund to be increased or change the Adviser's obligations under its investment advisory agreement with the Trust.  Furthermore, any sub-advisory agreements with affiliates of the Fund or the Adviser will require shareholder approval.  In the future, the Adviser may propose to appoint or replace one or more sub-advisers, subject to Board approval and applicable shareholder notice requirements.

Principal Risks of Investing in the Funds

Before investing the Funds, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund.  Because the Adviser invests its sleeve of the Institutional Opportunities Fund's assets primarily in underlying funds, the Institutional Opportunities Fund is subject to the risks associated with the underlying funds in which it invests. The principal risks of investing in the Funds and the underlying funds are:

General Market Risk (Both Funds).  The net asset value of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  U.S. and international markets have experienced, and may continue to experience, volatility, which may increase risks associated with an investment in a Fund.  The market value of securities in which a Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value.  In some cases, for example, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial condition or prospects of the issuers.  Similarly, the debt markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.  As a result of this significant volatility, many of the following risks associated with an investment in a Fund may be increased.  Continuing market volatility may have adverse effects on a Fund.

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Management Risk (Both Funds).  The ability of a Fund to meet its investment objective is directly related to the Adviser and Sub-Adviser's investment strategies for the Fund.  The value of your investment in a Fund may vary with the effectiveness of the Adviser and Sub-Adviser's research, analysis and asset allocation among portfolio securities.  If the Adviser and Sub-Adviser's investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.

Asset Allocation Risk (Both Funds).  The Funds' investment performance may depend, at least in part, on its asset allocation targets and ranges, and how the Funds' assets are allocated and reallocated among various assets classes and investments. The Adviser's asset allocation decisions may not anticipate market trends successfully, and the Adviser may make less than optimal or poor asset allocation decisions. It is possible that the Adviser will focus on an asset class or investment that performs poorly or underperforms other alternatives under various market conditions.  You could lose money on your investment in a Fund as a result of these allocation decisions. To the extent that a Fund invests a significant portion of its assets in underlying funds, the Fund will be particularly sensitive to the risks associated with that underlying fund.

Multiple Manager Risk (Both Funds).  A manager of managers structure depends on the skill of the Adviser in selecting, overseeing, and allocating Fund assets to the sub-advisers. The sub-advisers' investment styles may not always be complementary. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.  Because portions of the Funds' assets are managed by different sub-advisers and the Adviser, each using different strategies, the Funds could experience overlapping security transactions or take opposite positions in the same securities.  One manager may purchase a security while another manager is simultaneously selling the same security, which may lead to higher transaction expenses compared to a fund that uses a single investment management style.   Moreover, a manager of managers approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund's performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.

Subject to the overall supervision of the Fund's investment program by the Adviser, each sub-adviser is responsible, with respect to the portion of the Fund's assets it manages, for compliance with the Fund's investment strategies and applicable law and for the prevention of conflicts of interest.

Equity Securities Risk (Both Funds).  A Fund's investments in equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; global and/or regional political, economic and banking crises; and factors affecting specific industries, sectors, geographic markets, or companies in which a Fund invests.  A Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.

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Value-Style Investing Risk (Institutional Opportunities Fund).  The Fund's investments in value stocks may react differently to issuer, political, market, and economic developments than the general market and other types of stocks.  Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks.  However, value stocks may continue to be inexpensive for long periods of time and may not ever realize their full value.  Also, if the market does not consider a stock to be undervalued, then the value of the stock may decline even if stock prices are generally rising.

Growth-Style Investing Risk (Both Funds).  Investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.  If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings.  Growth companies also typically do not pay dividends.  Companies that pay dividends may experience less significant stock price declines during market downturns.

Limited Holdings Risk (Quality Growth Fund).  The Fund may have a relatively high percentage of assets in a single or small number of issuers and may have fewer holdings than other mutual funds.  As a result, a decline in the value of an investment in a single issuer could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diverse portfolio.

Large Cap Company Risk (Both Funds).  A Fund's investments in larger, more established companies are subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors potentially resulting in lower markets for their common stock.

Mid Cap and Small Cap Companies Risk (Both Funds).  The mid cap and small cap companies in which a Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies.  Therefore, these securities may be more volatile and less liquid than the securities of larger, more established companies.  Mid cap and small cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if the Sub-Adviser wants to sell a large quantity of a mid cap or small cap company stock, it may have to sell at a lower price than it might prefer, or it may have to sell in smaller than desired quantities over a period of time.  Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large cap companies.

Preferred Stock Risk (Institutional Opportunities Fund).  A preferred stock is a blend of the characteristics of a bond and common stock.  It may offer the higher yield of a bond and has priority over common stock in equity ownership, but it does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited.  Preferred stock has preference over common stock in the receipt of dividends or in any residual assets after payment to creditors should the issuer be dissolved or both.  Although the dividend on a preferred stock may be set at a fixed annual rate, in some circumstances it may be changed or passed by the issuer. Preferred stock generally does not confer voting rights.

Foreign Securities Risk (Both Funds).  The risks of investing in securities of foreign companies involves risks not generally associated with investments in securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices.  Securities that are denominated in foreign currencies are subject to the further risk that the value of the foreign currency will fall in relation to the U.S. dollar and/or will be affected by volatile currency markets or actions of U.S. and foreign governments or central banks. Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets.

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REIT Risk (Institutional Opportunities Fund).  REITs have been subject to substantial fluctuations and declines on a local, regional, and national basis in the past, and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions (including overbuilding, increased competition, and increases in property taxes, interest rates, and operating expenses), changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and demographics, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry.

ADR Risk (Both Funds).  ADRs are generally subject to the same risks as the foreign securities because their values depend on the performance of the underlying foreign securities. ADRs may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored ADRs generally bear all the costs of such ADRs, and the issuers of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the company that issues the underlying foreign securities or to pass through voting rights to the holders of the ADRs.  As a result, there may not be a correlation between such information and the market values of unsponsored ADRs.

Fixed Income Securities Risks (Institutional Opportunities Fund).  Fixed Income securities are subject to the following risks:

Credit Risk.  Issuers of fixed income securities may default or be unable to make principal and interest payments when they are due.  There is also the risk that the securities could lose value because of a loss of confidence in the ability of the issuer to pay back debt.  The degree of credit risk for a particular security may be reflected in its credit rating.  Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

Interest Rate Risk. Fixed income securities could lose value because of interest rate changes.  For example, bonds tend to decrease in value if interest rates rise.  Fixed income securities with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities.  It is likely that in the near future there will be less governmental action to maintain low interest rates.  Rate increases resulting from this policy change could have a swift and significant negative impact on fixed income securities, including falling market values and reduced liquidity.  Substantial redemptions from bond and other income funds may worsen that impact.  Other types of securities also may be adversely affected from an increase in interest rates.

Reinvestment Risk.  If the Fund reinvests the proceeds of matured or sold securities at market interest rates that are below its portfolio earnings rate, its income will decline.

Prepayment Risk.  Prepayment occurs when the issuer of a fixed income security repays principal prior to the security's maturity.  During periods of declining interest rates, issuers may increase pre-payments of principal causing the Fund to invest in fixed income securities with lower yields thus reducing income generation.  Similarly, during periods of increasing interest rates, issuers may decrease pre-payments of principal extending the duration of fixed income securities potentially to maturity.  Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes.  Also, if the Fund is unable to liquidate lower yielding securities to take advantage of a higher interest rate environment, its ability to generate income may be adversely affected.  The potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility.

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Duration Risk.  The Fund has no set policy regarding the maturity or duration of any of its securities.  Holding long duration and long maturity investments will magnify certain risks, including interest rate risk and credit risk.

Floating Rate Securities Risk (Institutional Opportunities Fund).  Floating (or variable) rate securities are generally less sensitive to interest rate changes than fixed rate securities.  However, the market value of floating rate securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in market value if interest rates decline.  However, when interest rates fall, there will be a reduction in the payments of interest received by the Fund from its floating rate securities.  Limits on the aggregate amount by which a floating rate security's interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.  The net asset value of the Fund may decline during periods of rising interest rates until the interest rates on these securities reset to market rates. You could lose money if you sell your shares of the Fund before these rates reset.

Mortgage-Backed Securities Risk (Institutional Opportunities Fund).  Mortgage-backed securities are sensitive to actual or anticipated changes in interest rates.  When interest rates decline, mortgage-backed securities are subject to prepayment risk, which is the risk that borrowers will refinance mortgages to take advantage of lower rates resulting in the Fund reinvesting when rates are low.  Conversely when interest rates increase borrowers do not prepay their mortgages, which locks the Fund into holding a lower yielding investment.  In addition, mortgage-backed securities may decline in value because of foreclosures or defaults.

Asset-Backed Securities Risk (Institutional Opportunities Fund).  Asset-backed securities are not as sensitive to changes in interest rates as mortgage-backed securities.  Asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and may not have the benefit of a security interest in the underlying assets which increases the risk of loss from default.

ETN Risk (Institutional Opportunities Fund).  ETNs are unsecured debt obligations and are subject to the credit risk of their issuers, and would lose value if the issuer goes bankrupt.  ETN returns are linked to the performance of designated indices which fluctuate due to market changes as well as economic, legal, political and geographic events.  The market price of ETNs will fluctuate as their returns fluctuate and as the level of supply and demand for the ETNs change.  The value of an ETN will vary and will be influenced by its time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying securities, currency and commodities markets as well as changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced index.  While ETNs are exchange-traded, a trading market may not develop limiting liquidity and adversely affecting the market value of the ETN.  In addition, there may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity.

Government-Sponsored Entities Risk (Institutional Opportunities Fund).  The Fund may invest in various types of U.S. government obligations.  U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  Investments in debt securities issued by U.S. government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks are not backed by the full faith and credit of the U.S. government.  With respect to these entities, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

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Municipal Bonds Risk (Institutional Opportunities Fund). Municipal bonds are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Municipalities issue such securities to fund their current operations before collecting taxes or other municipal revenues or to fund capital projects prior to issuing long-term bonds.  Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds.  Municipal securities also may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies.  The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Fund may invest.

Below Investment Grade Debt Securities Risk (Institutional Opportunities Fund). Below-investment grade debt securities or unrated securities of similar credit quality as determined by the Adviser, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government or investment grade debt securities because they are subject to greater risks. These risks, which reflect their speculative character, include: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.  In addition, the prices of these non-investment grade debt securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade debt securities tend to be less liquid than investment grade debt securities.

Sector Emphasis Risk (Both Funds).  The securities of companies in the same or related businesses ("industry sectors"), if comprising a significant portion of the Fund's portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund's portfolio or the Fund's portfolio was diversified across a greater number of industry sectors.  Some industry sectors have particular risks that may not affect other sectors.

Investment Company Risk (Both Funds).  A Fund may be subject to increased expenses and reduced performance as a result of its contemplated investments in other investment companies.  If a Fund invests in investment companies (including other closed-end, open-end funds, and ETFs), it will bear additional expenses based on its pro rata share of the investment company's operating expenses, including the duplication of advisory and other fees and expenses.  Additional risks of owning an investment company generally includes the risks of owning the underlying securities the investment company holds.

Cash/Cash Equivalents Risk (Quality Growth Fund). To the extent the Fund holds cash or cash equivalents rather than securities or other instruments in which it primarily invests, the Fund risks losing opportunities to participate in market appreciation and may experience potentially lower returns than the Fund's benchmark or other funds that remain fully invested.

Emerging Markets Risk (Institutional Opportunities Fund). In general, investments in emerging market countries are subject to all of the risks of foreign investing, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. These risks include less social, political and economic stability; smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility; more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests; less transparent and established taxation policies; less developed regulatory or legal structures governing private and foreign investment; less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which an underlying fund transacts; less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.; greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions; higher rates of inflation and more rapid and extreme fluctuations in inflation rates; greater sensitivity to interest rate changes; increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls; greater debt burdens relative to the size of the economy; more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.  Because of these risk factors, an underlying fund's investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets.

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Currency Risk (Institutional Opportunities Fund).  When a fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars.  In purchasing or selling local currency to execute transactions on foreign exchanges, the fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the fund's portfolio holdings.  Some countries have and may continue to adopt internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.  In addition, a country may impose formal or informal currency exchange controls.  These controls may restrict or prohibit the fund's ability to repatriate both investment capital and income, which could undermine the value of the fund's portfolio holdings and potentially place the fund's assets at risk of total loss.

Derivatives Risk (Institutional Opportunities Fund).  Underlying funds may use derivative instruments which derive their value from an underlying asset, currency or index.  Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that may be greater than the risks associated with investing directly in the underlying instruments. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative may not correlate with the underlying instrument. Additional risks include, but are not limited to the possible default of the counterparty to the transaction and illiquidity of the derivative investments, which would result in a loss. An underlying fund may lose more than the initial amount invested in the derivative. These risks are heightened when an underlying fund uses derivatives to enhance returns or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the underlying fund.  The success of such derivatives strategies will depend on the ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

ETF Risk (Both Funds).  When a Fund or an underlying fund, as applicable, invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF's shares may trade at a discount to its net asset value per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund's ability to sell its shares.  The lack of liquidity in a particular ETF could result in it being more volatile than the ETF's underlying portfolio of securities.  ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.  In addition, there are brokerage commissions paid in connection with buying or selling ETF shares.

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Newer Fund Risk (Both Funds).  The Funds have limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.  Liquidation of a Fund can be initiated by the Board without shareholder approval if it determines it is in the best interest of shareholders.  The timing of any Fund liquidation may not be favorable to certain individual shareholders.

Adviser Risk (Both Funds).  The Adviser and the Sub-Advisers have limited experience managing a mutual fund.

Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information ("SAI").

Management of the Funds

Investment Adviser

The Funds have entered into an investment advisory agreement ("Advisory Agreement") with Port Street Investments, LLC located at 24 Corporate Plaza, Suite 150, Newport Beach, California 92660.  Established in 2013, the Adviser is an SEC-registered investment adviser that provides investment advisory services to the Funds and, as of March 31, 2017, the Adviser is currently responsible for about $109.9 million in assets under management.  Under the Advisory Agreement, the Adviser manages the Funds' investments subject to the supervision of the Board.

The Adviser has overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, including oversight of the Sub-Advisers.  The Adviser is responsible for assuring that investments are made according to the Funds' investment objective, policies and restrictions.  The Adviser also furnishes the Funds with office space and certain administrative services and provides most of the personnel needed to fulfill its obligations under its Advisory Agreement.  For its services, the Quality Growth Fund pays the Adviser a monthly management fee based upon the average daily net assets of the Fund at an annual rate of 0.85% on the first $100 million of average daily net assets, 0.80% on the next $150 million of average daily net assets, 0.75% on the next $500 million of average daily net assets, and 0.70% on average daily net assets over $750 million.  For its services, the Institutional Opportunities Fund pays the Adviser a monthly management fee based upon the average daily net assets of the Fund at an annual rate of 0.85%.

Unlike most investment companies that have a single company or organization acting as investment manager, the Funds divide responsibility for investment management between the Adviser and unaffiliated sub-advisers.  As part of its services to the Funds and other Port Street Funds, the Adviser provides and utilizes investment manager research that it has conducted to assist the Port Street Funds in achieving their investment objectives.  Such services include evaluating and recommending professional investment advisory and management organizations ("investment managers") to serve as Sub-Advisers and making specific portfolio investments for a Port Street Fund's portfolio if the Adviser allocates all or a portion of the Port Street Fund's assets for its direct management.  The Quality Growth Fund currently employs one Sub-Adviser and the Institutional Opportunity Fund currently employs four Sub-Advisers.

Subject to the approval of the Trust's Board of Trustees, the Adviser selects one or more Sub-Adviser investment managers for the Port Street Funds, allocates Port Street Fund assets to or among itself and those investment managers, oversees the investment managers and evaluates their performance results.  Subject to the Adviser's oversight, the sub-adviser investment managers to Port Street Funds select the individual portfolio securities for the assets assigned to them.  The sub-adviser investment managers that the Adviser selects generally are unaffiliated with the Adviser.  The Adviser manages the portion of each Port Street Fund's assets that the Adviser determines not to allocate to sub-advisers.  Assets not allocated to Sub-Advisers may include a Port Street Fund's liquidity reserves and assets which may be managed directly by the Adviser to modify the Port Street Fund's overall portfolio characteristics to seek to achieve the desired risk/return profile for each Port Street Fund.  The Adviser may also manage portions of a Port Street Fund during transitions between investment managers.  The Adviser's employees who manage a Port Street Fund oversee the Sub-Advisers of the Port Street Funds and have primary responsibility for the management of such Port Street Funds.

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Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser has agreed to waive its management fees, and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.15% of the Fund's average daily net assets for the Quality Growth Fund and do not exceed 1.25% of the Fund's average daily net assets for the Institutional Opportunity Fund.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through July 28, 2018. Thereafter, the agreement may be terminated at any time upon 60 days written notice by the Trust's Board of Trustees (the "Board") or the Adviser, with the consent of the Board. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of the recoupment.

As a result of the Operating Expenses Limitation Agreement the Adviser has with the Funds, the Adviser was effectively paid 0.66% of the Quality Growth Fund's average daily net assets and 0.67% of the Institutional Opportunities Fund's average daily net assets as its annual management fee for the fiscal year ended March 31, 2017.

A discussion regarding the basis of the Board's approval of the Advisory Agreement is available in the Funds' annual report to shareholders for the year ended March 31, 2017.

Portfolio Managers

Portfolio Managers of the Adviser

Although the day-to-day management of each Fund's portfolio is performed by the Sub-Advisers, the Adviser retains responsibility for the management of the Funds, including implementing its investment objective and strategies and making specific portfolio investments for the Funds' portfolio if the Adviser allocates all or a portion of a Fund's assets for its direct management.  Messrs. Douglas Allison and Graham Pierce are the members of the portfolio management team of the Adviser, which identified and recommended the initial hiring of the Funds' Sub-Advisers and supervises and monitors the activities of the Sub-Advisers on an ongoing basis.  In addition, the Adviser's portfolio management team reviews and analyzes each Fund's performance and its performance relative to peer funds, monitors the Funds' compliance with its investment objective and strategies, prepares reports for the Board on investment performance and other matters affecting the Funds, recommends to the Board enhancements to Fund features, communicates with shareholders and intermediaries about Fund performance and features and may directly manage any portion of the Funds' portfolio at its discretion.

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Douglas Allison, CFA – Portfolio Manager
Mr. Allison is the President of the Adviser since its founding in 2013.  In addition, since 2008, Mr. Allison has served as the Senior Managing Director and President of the Board of Directors and a member of the investment committee of Beacon Pointe Advisors, LLC, an SEC-registered investment adviser affiliate of the Adviser ("Beacon Pointe").  He is responsible for managing board activities and servicing certain institutional and private clients of Beacon Pointe.  Mr. Allison has a BS degree in genetics from the University of California.

Graham Pierce – Portfolio Manager
Mr. Pierce is the Chief Executive Officer of the Adviser since its founding in 2013.  He also has been with Beacon Pointe since 2006.  From 2008 to 2010, he was a Senior Vice President of Beacon Pointe and in 2010, assumed the role of Managing Director of the firm and became a member of both its Board of Directors and its investment committee.  Mr. Pierce oversees private client services for Beacon Pointe and manages other strategic initiatives related to that firm.  In addition, he is employed part time as a professor at the Merage School of Business at the University of California Irvine.  Mr. Pierce has a BA from the University of Virginia and an MBA from UCLA's Anderson School of Business.

Mike Breller – Portfolio Manager
Mr. Breller is a Portfolio Manager for the Adviser since 2015. In addition, he serves as Managing Director of Beacon Pointe and is a member of Beacon Pointe's Investment Committee. He is also responsible for consulting to Beacon Pointe's institutional clients. Prior to joining Beacon Pointe in 2010, he worked for 11 years as a financial analyst and fund specialist for Capital Research and Management Company, the investment adviser to the American Funds. Mr. Breller graduated magna cum laude from Boise State University with a BBA in Finance. While at Boise State University, Mr. Breller served one year as President for the Financial Management Association, Boise State Chapter.

Derek Newcomer, CFA, CAIA – Portfolio Manager
Mr. Newcomer is a Portfolio Manager for the Adviser since 2015. In addition, he serves as Senior Vice President of Beacon Pointe and leads Beacon Pointe's investment manager research and due- diligence process in the area of alternative investments. He is also a member of Beacon Pointe's Investment Committee. Prior to joining Beacon Pointe in 2010, Mr. Newcomer held the role of Vice President at CRESO Capital Partners, Newport Beach, California, an investment banking firm focused on mezzanine investments, capital raising for preferred and common equity, and merger & acquisitions for privately held companies. During his 5 years at CRESO Capital Partners, Mr. Newcomer's primary duties included client development as well as preliminary financial and market due diligence of investment opportunities. Mr. Newcomer currently serves on the Investment Committee of the Goodwill of Orange County. Mr. Newcomer is a graduate of University of California at Santa Cruz with a major in Economics/Business Management. He is a CFA charterholder and a member of the CFA Society of Orange County, and holds the designation of Chartered Alternative Investment Analyst (CAIA).

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Investment Sub-Adviser

The Adviser has engaged the following Sub-Advisers and their respective portfolio manager(s) which, subject to the supervision of the Adviser, are responsible for the day-to-day management of their respective sleeve of each Funds' portfolio allocated by the Adviser, including the purchase, retention, and sale of securities:

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Port Street Quality Growth Fund
Saratoga Research & Investment Management ("Saratoga"), located at 14471 Big Basin Way, Suite E, Saratoga, California 95070, as the sub-adviser to the Fund.  The Sub-Adviser is an SEC-registered investment adviser with assets over $1.89 billion under management as of March 31, 2017 for private clients and institutions.

Kevin Tanner –Portfolio Manager
Mr. Tanner is the CEO and Chief Investment Officer of the Sub-Adviser.  Prior to founding Saratoga in 1995, Mr. Tanner was a senior portfolio manager and a senior vice president with Prudential Securities and Smith Barney.  He has more than 25 years of experience as a professional money manager.  Mr. Tanner earned his BS degree in economics from Santa Clara University.

Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Fund's portfolio, including purchase, retention and sale of securities. Pursuant to a Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, on a quarterly basis, a sub-advisory fee based on the Fund's average daily net assets allocated to Saratoga.

Port Street Institutional Opportunities Fund
Aristotle Capital Management, LLC, located at 11100 Santa Monica Blvd., Los Angeles, California, is an SEC-registered investment adviser with approximately $12.0 billion in assets under management as of March 31, 2017 for private clients and institutions. Pursuant to a Sub-Advisory Agreement, the Adviser pays Aristotle a management fee based upon the Fund's average daily net assets that are allocated to Aristotle.

Howard Gleicher, CFA, CEO and Chief Investment Officer – has over 30 years of investment experience.  Prior to founding Aristotle, Mr. Gleicher was Co-Founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC.  His prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and as an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO).  Mr. Gleicher earned his BS and MS degrees in Electrical Engineering from Stanford University, and his MBA from Harvard Business School. He is a CFA charterholder.

AMI Asset Management Corp, located at 10866 Wilshire Blvd., Suite 770, Los Angeles, California, is an SEC-registered investment adviser with approximately $1.7 billion in assets under management as of March 31, 2017 for private clients and institutions. Pursuant to a Sub-Advisory Agreement, the Adviser pays AMI a management fee based upon the Fund's average daily net assets that are allocated to AMI.

Christian Sessing, CFA, Lead Portfolio Manager and Senior Equity Analyst – joined the firm in 2005.  He is a shareholder of the firm and member of the Investment Committee.  He is responsible for providing due diligence on current and prospective equity investments.  He began his career as an Equity Analyst with a regional brokerage firm and then spent 5 years at Crowell, Weedon & Co.  Mr. Sessing earned a Bachelor of Science degree in Business Administration with a concentration in Finance from California State University, Northridge.  He is a member of the CFA Institute and the CFA Society of Los Angeles.

William Tanner, CPA, Chairman, Equity Co-Manager – co-founded the firm in 1998. He has been the portfolio manager since the inception of the firm and is a member of the firm's Investment Committee.   Mr. Tanner began his career in auditing small and medium sized companies for a public accounting firm before co-founding the CPA/Business Management firm Tanner, Mainstain, Glynn & Johnson in 1975.  He earned a degree in Business Administration and Accounting from the University of California, Los Angeles and a Master's Degree in Taxation.  He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.  Mr. Tanner is a shareholder of the firm.

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Vaughan Nelson Investment Management, L.P., located at 600 Travis Street, Suite 6300, Houston, Texas, is an SEC-registered investment adviser with approximately $13.2 billion in assets under management as of March 31, 2017 for private clients and institutions. Pursuant to a Sub-Advisory Agreement, the Adviser pays Vaughan Nelson a management fee based upon the Fund's average daily net assets that are allocated to Vaughan Nelson.

Dennis Alff, CFA, Portfolio Manager, Equity Investments – has 20 years of investment management and research experience.  He received his BS in Economics from the United States Military Academy in 1993 and his MBA in 1998 from Harvard Business School.  Mr. Alff also holds the Chartered Financial Analyst designation.  Prior to joining Vaughan Nelson in 2006, he was the Vice President, Credit Arbitrage and Asset Investments, at Koch Capital Markets and a Project Leader at the Boston Consulting Group.

Christopher D. Wallis, CFA, Senior Portfolio Manager – has 25 years of investment management, financial analysis, and accounting experience.  Mr. Wallis received his BBA in Accounting from Baylor University in 1991 and his MBA in 1998 from Harvard Business School.  Mr. Wallis holds the Chartered Financial Analyst designation and is a Certified Public Accountant for the State of Texas.  Prior to joining Vaughan Nelson in 1999, he was an Associate at Simmons & Company International.

Charles D. Fargason, PhD, Senior Portfolio Manager – has 17 years of investment management and research experience.  Dr. Fargason received a BA in Mathematics from Rice University in 1994, and an MA and PhD in Mathematics from Duke University in 1996 and 1998.   Prior to joining Vaughan Nelson in 2013, Dr. Fargason was a Director at KKR & Co., Senior Vice President at El Paso Corporation and a Project Leader at the Boston Consulting Group.

Scott J. Weber, CFA, Senior Portfolio Manager – has 21 years of investment management and financial analysis experience.  Mr. Weber received his BS from the University of the South in 1994 and his MBA from Tulane University in 1997.  Mr. Weber also holds the Chartered Financial Analyst designation.  Prior to joining Vaughan Nelson in 2003, he was a Vice President of RBC Capital Markets.

Segall Bryant & Hamill, LLC, ("SBH") located at 540 West Madison Street, Chicago, Illinois, is an SEC-registered investment adviser with approximately $10.72 billion in assets under management as of March 31, 2017 for private clients and institutions. Pursuant to a Sub-Advisory Agreement, the Adviser pays SBH a management fee based upon the Fund's average daily net assets that are allocated to SBH.

Gregory Hosbein, CFA, Portfolio Manager – joined the firm in March 1997 and has been in the investment industry since 1986. Prior to joining SBH, he served as an Institutional Fixed Income Salesman at ABN AMRO Securities from 1992 to 1997 and Portfolio Manager at LaSalle National Trust from 1986 to 1992. Mr. Hosbein holds the Chartered Financial Analyst designation. He earned an MBA from DePaul University with distinction and a BS from Boston College cum laude.

James D. Dadura, CFA, Portfolio Manager – joined the firm in September 1999 and was made partner in 2001. His responsibilities include the management of Core and Intermediate Fixed Income products along with analyzing alternative structured products. Prior to joining SBH, Mr. Dadura served as a Mortgage-Backed Security, Portfolio Structure, and Quantitative Analyst at The Chicago Trust Company from 1994 to 1999. Mr. Dadura holds the Chartered Financial Analyst designation. He earned an MBA from DePaul University and a BBA from the University of Texas.

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The Adviser compensates the Sub-Advisers out of the advisory fee that the Adviser receives from the Funds.  A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreements is available in the Funds' annual report to shareholders for the year ended March 31, 2017.

Shareholder Information

Pricing of Fund Shares

The price of each Fund's shares is its net asset value ("NAV").  Each Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the number of its shares outstanding.  The NAV is calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time.  The NAV will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the Fund's NAV.

Each Fund's assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security's last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced.  The Board will regularly evaluate whether the Trust's fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through the application of such procedures by the Trust's valuation committee.

When fair value pricing is employed, security prices that the Funds use to calculate their NAVs may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security's sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.

In the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time a Fund's NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair valuation can reduce an investor's ability to profit by estimating the Fund's NAV in advance of the time the NAV is calculated.  It is anticipated that the Fund's portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

How to Purchase Fund Shares

Shares of each Fund are purchased at the NAV per share calculated after your purchase order is received in good order by the Fund (as defined below).  Shares may be purchased directly from the Funds or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans, or certain packaged investment products.

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Shares of the Funds have not been registered and are not offered for sale outside of the United States.  The Funds generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of U.S. law.

A service fee, currently $25, as well as any loss sustained by a Fund, will be deducted from a shareholder's account for any purchases that do not clear.  The Funds and U.S. Bancorp Fund Services, LLC, the Funds' transfer agent (the "Transfer Agent"), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.  Your initial order will not be accepted until a completed account application (an "Account Application") is received by the Fund or the Transfer Agent.

Investment Minimums.  The minimum initial investment amount is $2,000 for the Quality Growth Fund and $1,000 for the Institutional Opportunities Fund.  The minimum investment amount for subsequent investments is $100.  Each Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days' written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries.  For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Funds' Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Funds.  Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for a Fund's shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an "Authorized Intermediary"), your order will be processed at the NAV next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Funds' behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the NAV next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent's procedures.  If payment is not received in a timely manner, as determined by the transfer agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Funds.

Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order.  "Good order" means that your purchase request includes:

•	The name of the Fund(s) to be purchased;
•	The dollar amount of shares to be purchased;
•	Your account application or investment stub; and

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•	A check payable to the name of the Fund(s) or a wire transfer received by the Fund(s).

An Account Application or subsequent order to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  Each Fund reserves the right to reject any Account Application or purchase order if, in its discretion, it is in the Fund's best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of a Fund.  Purchases may also be rejected from persons believed to be "market-timers," as described under "Tools to Combat Frequent Transactions," below.  Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

Upon acceptance by a Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE will be priced on the next business day.

Purchase by Mail.  To purchase a Fund's shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund, to:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Funds' Transfer Agent.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Funds will not accept payment in cash or money orders.  To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.  The Funds are unable to accept post-dated checks, or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in a Fund, the Transfer Agent must have a completed Account Application before you wire funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 855-369-6220 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund(s), your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:                                U.S. Bank, N.A.
ABA Number:                     075000022
Credit:                                  U.S. Bancorp Fund Services, LLC
Account:                             112-952-137
Further Credit:                    [Name of Fund(s)]
                                              [Shareholder Name/Account Registration]
                                              [Shareholder Account Number]

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Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Funds and U.S. Bank, N.A., the Fund's custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  You may not make initial purchases of Fund shares by telephone.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds and your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Funds toll free at 855-369-6220.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions.  The minimum telephone purchase amount for additional purchases is $100.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the price determined on the day your order is placed.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

Subsequent Investments.  Subject to the minimum subsequent investment amount described above, you may add to your account at any time by purchasing shares by mail, telephone, or wire.  You must call to notify the Funds at 855-369-6220 before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include the Fund name and your shareholder account number.  If you do not have the stub from your account statement, include your name, address, Fund name and account number on a separate piece of paper.

Automatic Investment Plan.  For your convenience, the Funds offer an Automatic Investment Plan ("AIP").  Under the AIP, after your initial investment, you may authorize a Fund to withdraw automatically any amount of at least $100 for Quality Growth Fund or $25 for Institutional Opportunities Fund that you wish to invest in the Fund, on a monthly or quarterly basis, from your personal checking or savings account.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, complete the appropriate section in the Account Application.  A Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled investment.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the "USA PATRIOT Act") and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all "customers" seeking to open an "account" (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;
•	Date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Funds reserve the right to request additional clarifying information and may close your account if such clarifying information is not received by the Funds within a reasonable time of the request or if the Funds cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 855-369-6220.

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Cancellations and Modifications.  The Fund will not accept a request to cancel or modify a written transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Redeem Fund Shares

In general, orders to sell or "redeem" shares may be placed directly with the Funds or through a financial intermediary.  You may redeem all or part of your investment in the Fund's shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.  Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 844-406-4960.  Investors will be asked whether or not to withhold taxes from any distribution.

Payment of Redemption Proceeds.  You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day. Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, the Institutional Opportunities Fund will typically borrow money through the Fund's bank line-of-credit.  The Funds may also choose to sell portfolio assets for the purpose of meeting such requests.  Each Fund further reserves the right to distribute "in-kind" securities from the Fund's portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions. Redemptions-in-kind are discussed in greater detail below.

A redemption request will be deemed in "good order" if it includes:

•	The shareholder's name;
•	The name of the Fund to be redeemed;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians.  Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

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While redemption proceeds may be paid by check sent to the address of record, the Funds are not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via  check, wire, or automated clearing house (ACH) transfer.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after a Fund receives your redemption request.  Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.  Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"), but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, each Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

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Redemption by Mail.  You may execute most redemptions by furnishing an unconditional written request to the Funds to redeem your shares at the current NAV per share.  Written redemption requests should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Wire Redemption.  Wire transfers may be arranged to redeem shares.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may redeem shares, in amounts of $100,000 or less, by instructing the Funds by telephone at 855-369-6220.  A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Funds nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;
•	The name in which your account is registered; and/or
•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or person authorized to perform transactions, the Funds will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  Each Fund offers a systematic withdrawal plan ("SWP") whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000.  This program may be terminated or modified by a Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount requested to be withdrawn exceeds the amount available in your account, which includes any dividends credited to your account, the account will be depleted.  To establish the SWP, complete the SWP section of the Account Application.  Please call 855-369-6220 for additional information regarding the SWP.

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The Funds' Right to Redeem an Account.  Each Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,000, other than as a result of a decline in the NAV of a Fund.  Each Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder's account.

Redemption-in-Kind.  Each Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders), a Fund may pay all or part of a shareholder's redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from a Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund's net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold of the Fund's net assets in securities instead of cash.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you may incur a taxable capital gain or loss as a result of the distribution.  In addition, you will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications.  The Funds will not accept a request to cancel or modify a written transaction once processing has begun.  Please exercise care when placing a transaction request.

How to Exchange Fund Shares

You may exchange all or a portion of your investment from a Fund to the other funds in the Trust that the Adviser manages within the same class, subject to your ability to meet the investment minimums and other requirements of the fund and share class you wish to acquire. Be sure to confirm with the Transfer Agent that the fund into which you exchange is available for sale in your state.  Not all funds available for exchange may be available for purchase in your state.  Any new account established through an exchange will be subject to the minimum investment requirements described above under "How to Purchase Fund Shares," unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but each Fund reserves the right to limit exchanges (See "Tools to Combat Frequent Transactions").

Exchanges By Mail.  To exchange Fund shares by mail, simply complete a written request and mail it to the Funds:

Regular Mail	Overnight or Express Mail
[Name of Fund(s)]	[Name of Fund(s)]
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The written request must contain the following information:

•	Your account number;
•	The name of the Fund(s) you are exchanging;

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•	The dollar amount or number of shares you want to sell (and exchange); and
•
A completed Account Application for the other fund(s) in the Trust that the Adviser manages into which you want to exchange, if you desire different account privileges than those currently associated with your current Fund account.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, a deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Funds.

Exchanges by Telephone.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may exchange your Fund shares by telephone at 855-369-6220. Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Funds are not responsible for delays due to communications or transmission outages or failure.

Note:  Neither the Funds nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number(s);
•	The name in which your account is registered; and/or
•	The social security or taxpayer identification number under which the account is registered.

Dividends and Distributions

The Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December.  The Funds may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write or call the Transfer Agent at 855-369-6220 in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more calendar days after the Transfer Agent has received your request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV per share and to reinvest all subsequent distributions.

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Tools to Combat Frequent Transactions

The Funds are intended for long-term investors.  Short-term "market-timers" who engage in frequent purchases and redemptions may disrupt a Fund's investment program and create additional transaction costs that are borne by all of the Funds' shareholders.  The Board has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Funds take additional steps to reduce the frequency and effect of these activities in the Funds.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  Each Fund seeks to exercise judgment in implementing these tools to the best of its ability, and in a manner that it believes is consistent with shareholder interests.  Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Funds monitor selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, a Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts.  In making such judgments, each Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Funds use a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Funds in its sole discretion.  To minimize harm to the Funds and its shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  A Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  Each Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security's last sale price may not reflect its actual market value Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled "Pricing of Fund Shares."

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds' efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Funds receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading.  However, the Funds will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Funds have entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to a Fund, at the Fund's request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund's policies.  However, a Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Funds' ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

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Tax Consequences

Distributions of each Fund's net investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund's shareholders as ordinary income.  To the extent that the Fund's distributions of net investment company taxable income are designated as attributable to "qualified dividend" income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  To the extent a Fund's distributions of net investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder's capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for individual shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

Shareholders will be advised annually as to the federal tax status of all distributions made by a Fund for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

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Other Fund Policies

Telephone Transactions.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Funds, you may be responsible for fraudulent telephone orders made to your account as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time).

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Financial intermediaries may establish policies that differ from those of the Funds.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.

Closing the Funds.  The Board retains the right to close (or partially close) a Fund to new purchases if it is determined to be in the best interest of the Fund's shareholders.  Based on market and Fund conditions, and in consultation with the Adviser, the Board may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 855-369-6220 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request.  This Householding policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the "inactivity period" specified in your State's abandoned property laws.

Lost Shareholder.  It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor's account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

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Distribution of Fund Shares

The Distributor

Quasar Distributors, LLC (the "Distributor") is located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.  Shares of the Funds are offered on a continuous basis.

Shareholder Servicing Plan Fees

The Trust has adopted a Shareholder Servicing Plan under which each Fund may pay a fee of up to 0.10% of the average daily net assets of the Institutional Class shares for services provided to the Funds by financial institutions, including the Adviser or its affiliates.

Because the shareholder service fee is paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Payments to Financial Intermediaries

The Funds may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser and Sub-Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser and/or Sub-Adviser, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund.  These payments and compensation are in addition to service fees paid by the Funds, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to a Fund.  The Adviser and/or Sub-Adviser may also pay cash compensation in the form of finder's fees that vary depending on the dollar amount of the shares sold.

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Financial Highlights

The financial highlights in the following table are intended to help you understand the Funds' financial performance for the fiscal period indicated.  Certain information reflects financial results for a single Fund share.  The total return in the table represents the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).  The information in the table below for the Funds' fiscal periods ended March 31, 2017, March 31, 2016 and March 31, 2015 were derived from the financial statements audited by Cohen & Company, Ltd., the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request or on the Fund's website at www.portstreetinvest.com.

Port Street Quality Growth Fund

	Year Ended March 31, 2017		Year Ended March 31, 2016		Year Ended March 31, 2015
Per Share Data:

Net asset value, beginning of year	$10.97		$10.61		$10.00

Investment operations:
Net investment income (loss)	(0.00	)(1)	(0.00	)(1)	0.00 (1)
Net realized and unrealized gain on investments	0.72		0.39		0.61
Total from investment operations	0.72		0.39		0.61

Less distributions from:
Net investment income	(0.00	)(1)	(0.00	)(1)	–
Net realized gains	(0.07)		(0.03)		–
Total distributions	(0.07)		(0.03)		–
Net asset value, end of year	11.62		$10.97		$10.61

Total Return	6.57%		3.65%		6.10%

Supplemental Data and Ratios:
Net assets, end of year (in millions)	$53.2		$44.1		$23.2

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.34%		1.59%		3.49%
After expense reimbursement/waiver	1.15%		1.15%		1.15%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.13)%		(0.48)%		(2.29)%
After expense reimbursement/waiver	0.06%		(0.04)%		0.05%

Portfolio turnover rate	12%		9%		13%

(1)	Amount per share is less than $0.005.

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Port Street Institutional Opportunities Fund

	Year Ended March 31, 2017	For the Period Inception through March 31, 2016(1)
Per Share Data:

Net asset value, beginning of period	$10.33	$10.00

Investment operations:
Net investment income (loss) (3)	0.04	(0.00	)(2)
Net realized and unrealized gain on investments	0.78	0.33
Total from investment operations	0.82	0.33

Less distributions from:
Net investment income	(0.05)	–
Net realized gains	(0.13)	–
Total distributions	(0.18)	–
Net asset value, end of period	$10.97	$10.33

Total Return	8.02%	3.30%

Supplemental Data and Ratios:
Net assets, end of period (in millions)	$56.7	$52.5

Ratio of expenses to average net assets: (4)
Before expense reimbursement/waiver	1.43%	2.13%
After expense reimbursement/waiver	1.25%	1.25%

Ratio of net investment income (loss) to average net assets: (4)
Before expense reimbursement/waiver	0.24%	(0.99)%
After expense reimbursement/waiver	0.42%	(0.11)%

Portfolio turnover rate	49%	13%

(1)	Inception date of Fund was December 31, 2015.
(2)	Amount per share is less than $0.005.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)	Does not include income and expenses of underlying investment companies in which the Fund invests.

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44

Investment Adviser
Port Street Investments, LLC
24 Corporate Plaza, Suite 150
Newport Beach, California 92660

Investment Sub-Advisers
Saratoga Research & Investment Management
14471 Big Basin Way, Suite E
Saratoga, California 95070

Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, California 90025

AMI Asset Management Corp
10866 Wilshire Blvd., Suite 770
Los Angeles, California 90024

Vaughan Nelson Investment Management, L.P.
600 Travis Street, Suite 6300
Houston, Texas 77002

Segall Bryant & Hamill, LLC
540 West Madison Street, Suite 1900
Chicago, Illinois 60661

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103

Custodian
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Street, 6th Floor
Milwaukee, WI 53202

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PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds' investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Port Street Funds
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports provide additional information about the Funds' investments.  The annual report contains a discussion of the market conditions and investment strategies that affected the Funds' performance during the Funds' prior fiscal period.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 855-369-6220, by visiting the Funds' website at www.portstreetinvest.com or by writing to:

Port Street Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Funds' reports and SAI, at the SEC's Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Funds are also available:

•	Free of charge from the SEC's EDGAR database on the SEC's Internet website at http://www.sec.gov;
•	For a fee, by writing to the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust's SEC Investment Company Act of 1940 file number is 811-22525)

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Port Street
Quality Growth Fund

Institutional Class– PSQGX

Port Street
Institutional Opportunities Fund

Institutional Class – PSOFX

Statement of Additional Information

July 29, 2017

This Statement of Additional Information ("SAI") provides general information about the Port Street Quality Growth Fund and the Port Street Institutional Opportunities Fund (each a "Fund", and collectively, the "Funds"), a series of Managed Portfolio Series (the "Trust").  This SAI is not a prospectus and should be read in conjunction with the Funds' current prospectus dated July 29, 2017 (the "Prospectus"), as supplemented and amended from time to time, which is incorporated herein by reference.  In addition, the Funds' financial statements for the fiscal periods ended March 31, 2017 are incorporated herein by reference to the Funds' annual report dated March 31, 2017.  To obtain a copy of the Prospectus and/or annual report, free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds' website at http://www.portstreetinvestmentsolutions.com.

Port Street Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
855-369-6220

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The Trust and the Funds
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the U.S. Securities and Exchange Commission ("SEC") as an open-end management investment company.  Each Fund is one series, or mutual fund, of the Trust.  The Funds each have one class of shares: Institutional Class Shares.  Each Fund is a diversified series and has its own investment objective and policies.  Shares of other series of the Trust are offered in separate prospectuses and SAIs.  The Funds' Prospectus and this SAI are a part of the Trust's Registration Statement filed with the SEC.  Copies of the Trust's complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC's website at www.sec.gov.  As permitted by Delaware law, the Trust's Board of Trustees (the "Board") may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.  The Port Street Quality Growth Fund (the "Quality Growth Fund") commenced operations on March 31, 2014.  The Port Street Institutional Opportunities Fund (the "Institutional Opportunities Fund") commenced operations on December 31, 2015.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matters affect only the interest of a particular series or class.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.

The Trust does not normally hold annual meetings of shareholders.  Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.

Interests in each Fund are represented by shares of beneficial interest each with no par value per share.  Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as may be declared by the Board.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series.  In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series (or class thereof) are borne by that series (or class).  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as deemed fair and equitable.  No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

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All consideration received by the Trust for the issue or sale of each Fund's shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

Port Street Investments, LLC (the "Adviser") serves as the investment adviser for the Funds.  Saratoga Research & Investment Management ("Saratoga"), Aristotle Capital Management, LLC ("Aristotle"); AMI Asset Management Corp ("AMI"); Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"); and Segall Bryant & Hamill, LLC ("SBH") (each a "Sub-Adviser" and collectively, the "Sub-Advisers") serves as the investment sub-adviser for the Funds.

Investment Policies, Strategies and Associated Risks
The following discussion supplements the description of the Funds' investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see "Fundamental and Non-Fundamental Investment Limitations"), the Funds' investment strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval.  While a Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so. The Funds might not invest in all of these types of securities or use all of these techniques at any one time. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws.

The Adviser invests its sleeve of the Institutional Opportunities Fund’s assets primarily in other investment companies (“underlying funds”), and such sleeve generally does not directly invest in the securities or use the investment techniques discussed below. The types of securities and investment techniques discussed below include those of the underlying funds in which the Institutional Opportunities Fund invests. For purposes of these Investment Policies, Strategies and Associated Risks, references to the Institutional Opportunities Fund include the underlying funds.

Investment Objective
The investment objective of each Fund is set forth under the "Summary Section" in the Funds' Prospectus.

Diversification
Each Fund is diversified.  A diversified fund is a fund that satisfies the definition of a "diversified company" set forth in the 1940 Act.  A "diversified company" means that as to 75% of each Fund's total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) the Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Because each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, (the "Code"), each Fund will limit its investment, excluding cash, cash items (including receivables), U.S. government securities and securities of other regulated investment companies, so that at the close of each quarter of the taxable year, (1) not more than 25% of the Funds' total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of the Funds' total assets will be invested in the securities of a single issuer nor represent more than 10% of the issuer's outstanding voting securities.

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Percentage Limitations
Each Fund's compliance with its investment policy and limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset.  Accordingly, except with respect to borrowing or illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund's investment policies and limitations.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Market Volatility
U.S. and international markets have from time to time experienced significant volatility.  During cetain volatile periods, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  At times, concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively affected even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Continued volatility may have adverse effects on the Fund, and the risks discussed below and in the Prospectus may increase.

Equity Securities
An equity security represents a proportionate share of the ownership of a company.  Its value is based on the success of the company's business, any income paid to stockholders, the value of its assets and general market conditions.  Common stocks and preferred stocks are examples of equity securities.  The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.

Common Stock
Common stock represents an ownership interest in a company. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock
Preferred stock represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock its participation in the issuer's growth may be limited.  Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred stock usually does not have voting rights.

Foreign Investments and Currencies
The Funds may invest in securities of foreign issuers that are not traded in the United States and/or U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see "Forward Currency Contracts," below).  The Funds may also invest in American Depositary Receipts ("ADRs") and foreign securities that are traded on a U.S. exchange.  Investments in ADRs and foreign securities involve certain inherent risks, including the following:

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Depositary Receipts.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  ADRs may be purchased through "sponsored" or "unsponsored" facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.  For purposes of the Funds' investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries. Recently, voters in the United Kingdom ("UK") voted to leave the European Union (known as "Brexit").  As a result of this decision, the financial markets experienced high levels of volatility. The exit by the UK or other member states will likely result in increased uncertainty, volatility, illiquidity and potentially lower economic growth in the affected markets.

Currency Fluctuations.  The Funds may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Funds' assets denominated in that currency.  Such changes will also affect the Funds' income.  The value of the Funds' assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Adviser and Sub-Adviser expect that many foreign securities in which a Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds' investments in foreign securities may be less liquid and more volatile than investments in U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

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Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States.  It may be more difficult to obtain and enforce a judgment against a foreign issuer.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit the Funds' ability to invest in securities of certain issuers located in those foreign countries.

Taxes.  The interest and dividends payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.  Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Costs.  To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because related brokerage costs and the cost of maintaining the custody of foreign securities may be higher.

Additional Risks of Emerging Markets. In addition, the underlying funds in which the Institutional Opportunities Fund invests may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets, such as increased risk of social, political and economic instability. Emerging market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor governmental and/or judicial infrastructures relating to private or foreign investment or to judicial redress for injury to private property, the lack of capital base to expand business operations, foreign taxation and the inexperience of financial intermediaries, custodians and transfer agents. Emerging market countries are also more likely to impose restrictions on the repatriation of an investor’s assets, and even where there is no outright restriction on repatriation, the mechanics of repatriation may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the underlying funds’ investments in emerging market countries, which may be magnified by currency fluctuations.

Forward Currency Contracts
A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific Non-U.S. currency in exchange for another currency, which may be US. Dollars, at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract.  At or before maturity of a forward currency contract, a Fund may either exchanged the currencies specified in the contract or terminate its contractual obligation to exchange currencies by purchasing an offsetting contract.  If a Fund makes delivery of a foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  A Fund may close out a forward contract obligating it to exchange currencies by purchasing or selling an offsetting contract, in which case it will realize a gain or a loss. The Funds may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Funds do not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser and/or Sub-Advisers are inaccurate in their prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the- counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see “Options, Futures and Other Strategies—Swap Contracts” and “Risks of Developing Government Regulation of Derivatives.” Forward contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.
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Real Estate Securities
The real estate securities in which the Funds may invest consist of securities issued by Real Estate Investment Trusts ("REITs") and Real Estate Operating Companies ("REOCs") that are listed on a securities exchange or traded over-the-counter.  A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, or mortgages or shares issued by other REITs, and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by a Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through a Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which a Fund invests. A REOC is typically structured as a "C" corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of a Funds' securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Fixed-Income Securities
The Funds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.  The Funds may invest in investment grade debt securities and below investment grade debt securities (commonly known as "junk bonds" or "high yield bonds").  Investment grade debt securities are those rated BBB- or better by Standard & Poor's Rating Service, Inc. ("S&P") or Baa3 or better by Moody's Investors Service, Inc. ("Moody's"), each of which are considered a nationally recognized statistical rating organization ("NRSRO"), or an equivalent rating by another NRSRO.  The Funds will not invest in securities that are rated below D by S&P or Moody's.  The Funds may hold a debt security rated below D if a downgrade occurs after the security has been purchased.  The Funds may also invest in unrated debt securities that the Adviser and/or Sub-Advisers believe are of comparable quality to the rated securities which the Funds may purchase.

Debt securities carry credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer's debt security may vary based on its priority for repayment.  For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities.

Interest rate risk is the risk that the value of certain debt securities will tend to fall when interest rates rise.  In general, debt securities with longer terms tend to fall more in value when interest rates rise than debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing a Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

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Junk Bonds.  Junk bonds generally offer a higher current yield than that available for investment grade issues.  However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers, and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default.  At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default.  There can be no assurance that such price declines will not recur.  The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Funds' ability to sell such securities at fair value in response to changes in the economy or financial markets.  Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market.  Changes in the rating of a debt security by recognized rating services may affect the value of these investments.  A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser and/or Sub-Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund's investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate.

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Exchange-Traded Notes.  The Funds may invest in exchange-traded notes ("ETNs").  An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index.  ETNs are publicly traded on a U.S. securities exchange.  An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its net asset value ("NAV"); the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share.  Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected.  ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock or other equity security at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of convertible securities vary widely, which allows them to be employed for a variety of investment strategies.  A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser and/or Sub-Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives.  A Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser and/or Sub-Advisers evaluate the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Contingent Convertible Securities. Contingent convertible securities ("CoCos") are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain "triggers." The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution's continued viability as a going concern. CoCos' unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution's discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer's underlying equity securities following a conversion event (i.e., a "trigger"), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer's applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

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Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer's perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Unrated Debt Securities.  A Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

U.S. Government Obligations
The Funds may invest in U.S. government obligations.  U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see "Agency Obligations," below).  In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
The Funds may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association ("GNMA"), commonly known as "Ginnie Mae," Federal National Mortgage Association ("FNMA"), commonly known as "Fannie Mae," Federal Home Loan Mortgage Corporation ("FHLMC"), commonly known as "Freddie Mac," and the Student Loan Marketing Association ("SLMA"), commonly known as "Sallie Mae."  Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator.

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Warrants and Rights
The Funds may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit the Funds to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  The principal difference between warrants and rights is their term-rights typically expire within weeks while warrants have longer durations.  Neither rights nor warrants have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

When-Issued Securities
When-issued securities transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action.  Typically, no income accrues to the purchaser of a security on a when-issued basis prior to delivery.  Such securities are recorded as an asset and its value may fluctuate.  Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.  A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities.  As required, the Funds will establish in a segregated account, or earmark as segregated on the books of the Custodian, an amount of liquid assets equal to 102% of the amount of its commitment to purchase securities on a when-issued basis.  These assets will be marked-to-market daily, and the Funds will increase the aggregate value of the assets, as necessary, to ensure that the assets are at least equal to 102% of the amount of a Fund's commitments.

Initial Public Offerings
The Funds may invest in securities offered by companies in initial public offerings ("IPOs").  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid than those issued by larger companies.  Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Repurchase Agreements
The Funds may enter into repurchase agreements.  Under such agreements, a Fund agrees to purchase U.S. government Obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  A Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  A Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of a Fund's net assets would be invested in illiquid securities including such repurchase agreements.  To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, each Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

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For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations.  Delays may involve loss of interest or a decline in price of the U.S. government obligations.  If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller's estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations.  However, each Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian.  If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Reverse Repurchase Agreements
The Funds may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

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At the time when a Fund enters into a reverse repurchase agreement, liquid assets (such as cash, U.S. government securities or other "high-grade" debt obligations) of the Funds' having a value at least as great as the purchase price of the securities to be purchased will be segregated on the Funds' books and held by the Custodian throughout the period of the obligation. The use of reverse repurchase agreements by a Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Funds' earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Master Limited Partnerships
The Funds may invest in publicly traded master limited partnerships ("MLPs") that are registered under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and listed on a major United States stock exchange, if the issuer meets the Funds' investment criteria.  MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange.  MLPs are required to pay out most or all of their cash flow in distributions.  This pass through creates passive income or losses, along with dividend and investment income. The MLPs that the Funds may purchase are comprised of a general partner (the "GP") and multiple limited partners (the "LP Holders"). The GP is responsible for the operations and the maintenance of the partnership's businesses, while the LP Holders assume economic risk up to their level of investment.  Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership's profits as the MLP's distributions increase.  This serves as an incentive to the GP to grow the partnership's distributions.

Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals.  In addition, most MLPs are fairly leveraged and typically carry a portion of a "floating" rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Private Placements and Restricted Securities
The Funds may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in "private placement" transactions.  Private placement securities are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and are subject to restrictions on resale.  They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange.  While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value.  Certain of the Funds' investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources.  The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade.  Additionally, the Funds could obtain material non-public information from the issuer of such securities that would restrict the Funds' ability to conduct transactions in underlying securities.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.  A Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement.  Because of the limited market, a Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

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Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A.  Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the Securities Act are technically considered "restricted securities," the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market.  The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper").  The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board.  The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper owned by a Fund is no longer liquid, that Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Cash Investments
The Funds may invest in high-quality, short-term debt securities and money market instruments ("Cash Investments") for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  Cash Investments include shares of other mutual funds, certificates of deposit, bankers' acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

The Funds may hold a substantial position in Cash Investments for long periods of time, which may result in the Funds not achieving their respective investment objectives.  If the market advances during periods when a Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested.  To the extent that a Fund uses a money market fund for its Cash Investments, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund's advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities, due to cash investments' short-term, significant liquidity, and typical high credit quality.

The Funds may invest in any of the following Cash Investments:

Money Market Mutual Funds.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 calendar days from the date of acquisition.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

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To the extent that a Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher because you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund's direct fees and expenses.  Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.  The Funds may acquire certificates of deposit, bankers' acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Funds may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A‑2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "A" or higher by S&P, "A" or higher by Moody's, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

Investment Companies
The Funds may invest in other investment companies to the extent permitted by the 1940 Act. The Funds generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Funds do not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, and the Funds’ investment adviser waives its management fee in an amount necessary to offset the amounts paid. With respect to other investments in investment companies, the 1940 Act generally limits a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Investments by the Funds in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, a Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.

Closed-End Funds.  Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in closed-end funds typically reflect the risk of the types of securities in which the funds invest. Investments in closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value (“NAV”) per share. Closed-end funds come in many varieties and can have different investment objectives, strategies and investment portfolios. They also can be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of a closed-end fund, shareholders of the Fund bear their proportionate share of the closed-end fund’s fees and expenses, as well as their share of the Fund’s fees and expenses.

Open-End Mutual Funds.  Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When a Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds.  Exchange-traded funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange. When a Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

If a Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses. A Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Funds.

Illiquid Securities
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days and purchased OTC options.  Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  A Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security, and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by an NRSRO; the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, whether there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, whether an analysis similar to that which would be performed by an NRSRO is performed.  Each Fund will not hold more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined by the Board to be liquid.

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Borrowing
Each Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks for investment purposes.  In addition, each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions.  The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of each Fund's assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings, which are paid by the Funds, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Cybersecurity Risk
The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

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Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable "vote of the holders of a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act.  Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Funds may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery, or forward delivery basis, or short sales in accordance with its objectives and strategies;

2.
Underwrite the securities of other issuers (except that a Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.
Purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	Make loans of money (except for the lending of a Fund's portfolio securities, repurchase agreements and purchases of debt securities consistent with the investment policies of the Fund);

6.
Invest in the securities of any one industry or group of industries if, as a result, 25% or more of a Fund's total assets would be invested in the securities of such industry or group of industries, except that the foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

7.
With respect to 75% of a Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

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Below is the only non-fundamental investment restriction applicable to each Fund.  This restriction can be changed by the Board, but the change will only be effective after prior written notice is given to shareholders of a Fund.

A Fund may not hold more than 15% of the value of its net assets in illiquid securities.  Illiquid securities are those securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued them.  Illiquid securities may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Except with respect to borrowing and investments in illiquid securities, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.  With respect to borrowing, if at any time a Fund's borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Management of the Fund

Board of Trustees
The management and affairs of the Funds are supervised by the Board.  The Board consists of four individuals.  The Trustees are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Delaware in this regard.  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust's day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust's operations.  The Board has appointed a Chief Compliance Officer ("CCO") who reports directly to the Board and who administers the Trust's compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal "Board Meetings," which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board's review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities.

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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board is comprised of three Trustees that are not considered to be "interested persons," of the Trust as defined by the 1940 Act ("Independent Trustees") – Messrs. David A. Massart, Leonard M. Rush and David M. Swanson – and one Interested Trustee – Mr. Robert J. Kern.  Accordingly, 75% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with any investment adviser to the Trust or their respective affiliates or other service provider to the Trust or any Trust series.  The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under "Board Committees" below.  Each of the Audit Committee and the Nominating Committee are comprised entirely of Independent Trustees.  The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

The Trust's Chairman, Mr. Kern, is an "interested person" of the Trust, as defined by the 1940 Act, by virtue of the fact that he is a board member (and therefore an interested person) of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust's underlying funds.  Mr. Kern also serves as an Executive Vice President of the Administrator.  The Independent Trustees have appointed Leonard M. Rush as lead Independent Trustee, with responsibilities to coordinate activities of the Independent Trustees, act as a liaison with the Trust's service providers, officers, legal counsel, and other Trustees between meetings, help to set Board meeting agendas, and serve as chair during executive sessions of the Independent Trustees.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection "Trustee Qualifications" below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust's underlying funds.

The Board has determined that the appointment of a lead Independent Trustee and the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman's status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees' oversight duties, including oversight of risk management processes discussed below.  Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board's leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust's service providers.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.
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In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee's "audit committee financial expert," meets with the President, Treasurer and the Funds' independent registered public accounting firm to discuss, among other things, the internal control structure of the Funds' financial reporting function.  The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks.

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Trustees and Officers
The Trustees and Officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	35	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee ETF Series Solutions (16 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and V aluation Committee Chairman	Indefinite Term; Since April 2011	35	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee ETF Series Solutions (16 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	35	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos I nvestments (2004- 2006).	Independent Trustee, ALPS Variable Investment Trust (11 Portfolios) (2006-Present) ; Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)

Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	35	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

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Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002- present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004- present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC 2016- Present; Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005- present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008- present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (1995- present).	N/A
* Mr. Kern is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member (and therefore an interested person) of the Funds' principal underwriter, Quasar Distributors, LLC.

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Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust's business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a "self-assessment" wherein the effectiveness of the Board and the individual Trustees are reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees' qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

Mr. Kern's trustee attributes include substantial industry experience, including his 35 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant ("Fund Accountant"), fund administrator, and transfer agent ("Transfer Agent") to the Trust) where he manages business development and has previously managed the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support.  He also serves as a board member of U.S. Bancorp Fund Services, LLC and Quasar Distributors, LLC (the principal underwriter to the Trust).  The Board believes Mr. Kern's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Massart's trustee attributes include substantial industry experience, including 24 years working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships.  He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.  The Board believes Mr. Massart's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Rush's trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms.  He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities, and served as the Treasurer for Baird Funds.  He also served as the Chief Financial Officer for Fidelity Investments' four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman, Sachs, & Co. and a Senior Manager with Deloitte & Touche.  Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust.  The Board believes Mr. Rush's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the lead Independent Trustee to carry out oversight responsibilities with respect to the Trust.

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Mr. Swanson's trustee attributes include substantial industry experience, including 36 years of senior management and marketing experience with 30 years dedicated to the financial services industry.  He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses.  He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments.  The Board believes Mr. Swanson's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

This discussion of the Trustees' experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of shares of the Funds and shares in all portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2016.

Name	Dollar Range of Quality Growth Fund Shares Beneficially Owned (None, $1- $10,000, $10,001-$50,000, $50,001- $100,000, Over $100,000)	Dollar Range of Institutional Opportunities Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, Over $100,000)	Aggregate Dollar Range of Shares in the Trust
Independent Trustees
David A. Massart	None	None	None
Leonard M. Rush	None	None	$1-$10,000
David M. Swanson	$1-$10,000	$1-$10,000	$50,001-$100,000
Interested Trustee
Robert J. Kern	None	None	None

As of June 30, 2017, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds.

Board Committees

Audit Committee.  The Trust has an Audit Committee, which is comprised of the Independent Trustees.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Funds' independent registered public accounting firm concerning the scope of the audit and the auditor's independence.  The Audit Committee met twice with respect to each Fund during its fiscal periods ended March 31, 2017.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the Independent Trustees.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

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The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust's Bylaws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 120 days, and no more than 150 days, prior to the shareholder meeting at which time any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis.  The Nominating Committee's procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating Committee did not meet during the Funds' common fiscal period ended March 31, 2017.

Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of one or more Independent Trustees and the Trust's Chairman, President, Treasurer and Assistant Treasurers.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available. Any one of the Chairman, President, Treasurer or Assistant Treasurers and an Independent Trustee must be present for the Valuation Committee to meet.  The primary members of the Valuation Committees are the President and Mr. Massart.  The Valuation Committee did not meet during the Funds' common fiscal period ended March 31, 2017.

Trustee Compensation
Effective May 23, 2016, the Independent Trustees each receive an annual retainer fee of $87,000 per calendar year, which compensates them for their service to the Trust and attendance at the four regularly scheduled quarterly meetings and one annual meeting, if necessary.  Prior to May 23, 2016, the annual retainer fee was $69,000.  Each Independent Trustee also receives added compensation for each additional meeting attended of $1,500 for an in-person meeting and $1,000 for a telephonic meeting, as well as reimbursement for expenses incurred in connection with attendance at meetings.  The Chairman of the Audit Committee and the Valuation Committee each receive additional compensation of $5,000 per year and the lead Independent Trustee receives additional compensation of $6,000 per year. The Interested Trustee does not receive any compensation for his service as Trustee.  The following table sets forth the compensation received by the Independent Trustees for the Fund's fiscal year ended March 31, 2017:

Name of Person/Position	Aggregate Compensation from the Quality Growth Fund[1]	Aggregate Compensation from the Institutional Opportunities Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation f rom the Funds and the Trust[2] Paid to Trustees
Leonard M. Rush, Lead Independent Trustee and Audit Committee Chairman	$2,911	$2,911	None	None	$94,500
David A. Massart, Independent Trustee and Valuation Committee Chairman	$2,725	$2,725	None	None	$88,500

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David M. Swanson, Independent Trustee and Nominating Committee Chairman	$2,571	$2,571	None	None	$83,500
Robert J. Kern, Interested Trustee	None	None	None	None	None
[1]	Trustees fees and expenses are allocated among the Fund and any other series comprising the Trust.
[2]	The Trust includes other portfolios in addition to the Fund.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Funds or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.  As of the date of this SAI, there were no principal shareholders or control persons of the Fund. The following table lists the shareholders considered to be either a control person or a principal shareholder of the Fund, as of June 30, 2017:

Port Street Quality Growth Fund

Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	57.07%	The Charles Schwab Corporation	DE	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.15%	N/A	N/A	Record
TD Ameritrade P.O. Box 2226 Omaha, NE 68103-2226	8.98%	N/A	N/A	Record
Bank of America Cust. FBO MFO 1986678 P.O. Box 843869 Dallas, TX 75284-3869	5.69%	N/A	N/A	Record
(1)   "Record" ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. "ABC Brokerage, Inc."  "Beneficial" ownership refers to the actual pecuniary, or financial, interest in the security, i.e. "Jane Doe Shareholder."
Port Street Institutional Opportunity Fund

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Name and Address	% Ownership	Parent Company	Jurisdiction	Type of Ownership(1)
National Financial Services, LLC 499 Washington Boulevard Jersey City, NJ 07310-2010	99.90%	Fidelity Global Brokerage Group, Inc.	DE	Record
(1)   "Record" ownership means the shareholder of record, or the exact name of the shareholder on the account, i.e. "ABC Brokerage, Inc."  "Beneficial" ownership refers to the actual pecuniary, or financial, interest in the security, i.e. "Jane Doe Shareholder."

Investment Adviser
Investment advisory services are provided to the Funds by the Adviser, Port Street Investments, LLC, pursuant to an investment advisory agreement (the "Advisory Agreement").  The Adviser is wholly owned by Beacon Pointe Holdings, LLC.

Pursuant to the Advisory Agreement, the Adviser provides the Funds with investment research and advice and furnishes the Funds with an investment program consistent with the Funds' investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board on each Fund's investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Funds.  The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Fund, including the Adviser.

The Advisory Agreement with respect to each Fund will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days' written notice to the Adviser, when authorized by either: (i) a majority vote of a Fund's shareholders (with respect to such Fund); or (ii) by a vote of a majority of the Board, or by the Adviser upon 60 days' written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its "assignment," as defined under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on a percentage of the Fund's net assets, as specified in the Prospectus.  However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.

Fund Expenses.  Each Fund is responsible for its own operating expenses.  Pursuant to an Operating Expense Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to waive of its management fees and pay Fund expenses, as specified in the Prospectus.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such waiver and expense payment occurred, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of the recoupment.  The Operating Expenses Limitation Agreement is indefinite in term and cannot be terminated through at least one year from the effective date of the Funds' prospectus.  Thereafter, the agreement may be terminated at any time upon 60 days' written notice by the Trust's Board (the "Board") or the Adviser, with the consent of the Board.

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The total advisory fees paid by each Fund during the fiscal periods ended March 31 were as follows:

Port Street Quality Growth Fund

Advisory Fees Paid During the Fiscal Periods Ended March 31,	2017	2016	2015
Advisory Fees Accrued	$399,752	$266,593	$65,790
Advisory Fees Waived	$(87,401)	$(136,245)	$(65,790)
Total Advisory Fees Paid by Adviser	$312,351	$130,348	$0

Port Street Institutional Opportunity Fund

Advisory Fees Paid During the Fiscal Period Ended March 31,	2017	2016(1)
Advisory Fees Accrued	$461,880	$62,206
Advisory Fees Waived	$(99,987)	$(62,206)
Total Advisory Fees Paid by Adviser	$361,893	$0
1 The Institutional Opportunity Funds' inception date was December 31, 2015.

The fees paid to Sub-Advisers are individually negotiated between the Adviser and each Sub-Adviser and may vary.  The aggregate sub-advisory fees paid by the Adviser for the fiscal periods ended March 31, 2015, 2016 and 2017 were $15,479 and $62,728 and $93,871, respectively, for the Quality Growth Fund. The aggregate sub-advisory fees paid by the Adviser for the fiscal periods ended March 31, 2016 and 2017 were $13,923 and $116,692, respectively, for the Institutional Opportunities Fund.

Investment Sub-Advisers
The Adviser has engaged the following Sub-Advisers, each subject to the supervision of the Adviser, which are primarily responsible for the day-to-day management of their respective sleeve of their respective Funds' portfolio allocated by the Adviser, including the purchase, retention, and sale of securities.  Pursuant to a Sub-Advisory Agreement, the Adviser pays each Sub-Adviser as specified in the Prospectus.

Port Street Quality Growth Fund

Saratoga Research & Investment Management, located at 14471 Big Basin Way, Suite E, Saratoga, California 95070, as the sub-adviser to the Quality Growth Fund.  The Sub-Adviser is controlled by Kevin Tanner, who serves as the Sub-Adviser's CEO and Chief Investment Officer.

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Port Street Institutional Opportunity Fund

Aristotle Capital Management, LLC, located at 11100 Santa Monica Blvd., Los Angeles, California. The Sub-Adviser is majority owned by employees with the remaining portion (approximately 32%) owned by RCB Acquisition Company, LLC.  Howard Gleicher, Aristotle's CEO and Chief Investment Officer and Richard S. Hollander, Aristotle's Chairman, each own 50% of the voting interest in Aristotle.  RCB Acquisition Company is a holding company whose sole purpose is to hold Mr. Hollander's ownership interest in Aristotle Capital Management.

AMI Asset Management Corp, located at 10866 Wilshire Blvd., Suite 770, Los Angeles, California. The Sub-Adviser is controlled by Matthew Humiston, who serves as the Sub-Adviser's President.

Vaughan Nelson Investment Management, L.P., located at 600 Travis Street, Suite 6300, Houston, Texas. The Sub-Adviser is a wholly-owned affiliate of Natixis Global Asset Management, L.P.

Segall Bryant & Hamill, LLC, located at 540 West Madison Street, Chicago, Illinois. The Sub-Adviser is principally owned by employees and affiliates of Thoma Bravo, LLC.

Portfolio Manager
As disclosed in the Prospectus, each Fund is managed by portfolio managers of the Adviser and its Sub-Adviser(s).

The table set forth below provides information regarding other accounts managed by the Portfolio Managers as of March 31, 2017.

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Doug Allison	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	35	$213.9 Million	0	$0

Graham Pierce	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	85	$187.1 Million	0	$0

Kevin Tanner	Registered investment companies	0	$0	NA	$0
	Other pooled investment vehicles	2	$32.55 Million	NA	$0
	Other Accounts	3,361	$1.78 Billion	NA	$0

Mike Breller	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	9	$1.5 Billion	0	$0

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Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Derek Newcomer	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	4	$468.9 Million	0	$0

Howard Gleicher	Registered investment companies	8	$1.6 Billion	0	$0
	Other pooled investment vehicles	5	$2.7 Billion	0	$0
	Other Accounts	740	$7.6 Billion	0	$0

Christian Sessing	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	1359	$1.6 Billion	1	$139.4 Million

William Tanner	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	1359	$1.6 Billion	1	$139.4 Million

Christopher D. Wallis	Registered investment companies	9	$3.1 Billion	0	$0
	Other pooled investment vehicles	5	$135.6 Million	0	$0
	Other Accounts	379	6.6 Billion	14	$514.4 Million

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Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Dennis Alff	Registered investment companies	9	$3.1 Billion	0	$0
	Other pooled investment vehicles	5	$135.6 Million	0	$0
	Other Accounts	379	6.6 Billion	14	$514.4 Million

Charles D. Fargason	Registered investment companies	9	$3.1 Billion	0	$0
	Other pooled investment vehicles	5	$135.6 Million	0	$0
	Other Accounts	379	6.6 Billion	14	$514.4 Million

Scott J. Weber	Registered investment companies	9	$3.1 Billion	0	$0
	Other pooled investment vehicles	5	$135.6 Million	0	$0
	Other Accounts	379	6.6 Billion	14	$514.4 Million

Gregory Hosbein	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	438	$4.45 Billion	0	$0

James D. Dadura	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	438	$4.45 Billion	0	$0

The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with the management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as a Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another.  Another potential conflict could include a Portfolio Manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund.  However, the Adviser and Sub-Advisers have established policies and procedures to ensure that the purchase and sale of securities among all accounts they respectively manage are fairly and equitably allocated.

The Adviser, or its affiliates, and the Sub-Advisers compensate their respective Portfolio Managers for their management of the Funds.  Each Portfolio Manager receives a base salary.  The base salary is determined by overall experience, expertise, and competitive market rates.  Portfolio Managers may also receive a performance bonus, which is based on the profitability of their respective firm and job performance. With respect to the Adviser, Messrs. Allison, Breller, and Newcomer receive a bonus based on generation of additional business for the firm that is unrelated to the Funds. Whereas the performance of an account may contribute to the overall profitability of their respective firms, compensation of a Portfolio Manager is not based on the numerical performance of any client account. Portfolio Managers who have an ownership interest in their respective firms also receive a share of the profits from the operations of that firm.  The Portfolio Managers' compensation package is paid by the Adviser, including its affiliates, or the Sub-Advisers, respectively, and not by any client account.

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The following table indicates the dollar range of Fund shares beneficially owned by each Portfolio Manager as of March 31, 2017:

Dollar Range of Shares Beneficially Owned (None, $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 - $500,000; $500,001-$1,000,000; Over $1,000,000)
Portfolio Manager	Quality Growth Fund	Institutional Opportunities Fund
Kevin Tanner	None	None
Douglas Allison	$100,001 - $500,000	None
Graham Pierce	$100,001 - $500,000	None
Mike Breller	None	None
Derek Newcomer	None	None
Howard Gleicher	None	None
Christian Sessing	None	None
William Tanner	None	None
Christopher D. Wallis	None	None
Dennis Alff	None	None
Charles D. Fargason	None	None
Scott J. Weber	None	None
Gregory Hosbein	None	None
James D. Dadura	None	None

Service Providers
Pursuant to an administration agreement (the "Administration Agreement") between the Trust and U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the "Administrator"), the Administrator acts as the Funds' administrator.  The Administrator provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from each Fund a fee computed daily and payable monthly based on each Fund's average net assets, subject to a minimum annual fee.  USBFS also acts as fund accountant, transfer agent and dividend disbursing agent under separate agreements with the Trust.

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Each Fund paid the following in fund administration and fund accounting fees to USBFS during the fiscal periods ended March 31:

Fund	2017	2016	2015
Quality Growth Fund	$70,227	$72,870	$69,635
Institutional Opportunity Fund	$113,557	$29,306(1)	N/A
1 The Institutional Opportunity Fund's inception date was December 31, 2015.

Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank, N.A., an affiliate of USBFS, serves as the custodian of the Funds' assets, for which the Custodian receives fees on a transaction basis, plus out-of-pocket expenses.  The Custodian's address is 1555 North Rivercenter Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest.

Legal Counsel
Stradley Ronon Stevens & Young, LLP, 2005 Market Street Philadelphia, PA 19103, serves as counsel to the Trust and as independent legal counsel to the Board.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio  44115 serves as the independent registered public accounting firm for each Fund.  Its services include auditing the Funds' financial statements and the performance of related tax services.

Distribution of Fund Shares
The Trust has entered into a distribution agreement (the "Distribution Agreement") with Quasar Distributors, LLC (the "Distributor"), 777 East Wisconsin Street, Milwaukee, WI 53202 pursuant to which the Distributor acts as the Funds' principal underwriter, provides certain administrative services and promotes and arranges for the sale of the Funds' shares on a best efforts basis.  The offering of the Funds' shares is continuous.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable with respect to a Fund without penalty by the Trust, on behalf of the Fund, on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not "interested persons" (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment," as defined in the 1940 Act.

Shareholder Servicing Plan
Pursuant to a Shareholder Service Plan (the "Plan") adopted by the Trust on behalf of the Fund, the Adviser is authorized to provide, or arrange for others to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Funds ("Shareholder Servicing Activities").  Under the Plan, the Adviser may enter into shareholder service agreements with securities broker-dealers and other securities professionals ("Service Organizations") who provide Shareholder Servicing Activities for their clients invested in the Fund, including affiliates of the Adviser.

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Shareholder Servicing Activities shall include one or more of the following: (1) establishing and maintaining accounts and records relating for shareholders of a Fund; (2) aggregating and processing orders involving the shares of a Fund; (3) processing dividend and other distribution payments from a Fund on behalf of shareholders; (4) providing information to shareholders as to their ownership of Fund shares or about other aspects of the operations of the Fund; (5) preparing tax reports or forms on behalf of shareholders; (6) forwarding communications from each Fund to shareholders; (7) assisting shareholders in changing the Funds' records as to their addresses, dividend options, account registrations or other data; (8) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Funds necessary for sub-accounting; (9) responding to shareholder inquiries relating to the services performed; (10) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (11) providing such other similar services as the Adviser may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules or regulations.

As compensation for the Shareholder Servicing Activities, each Fund pays the Adviser a fee of up to 0.10% of the Funds' average daily net assets of the shares owned by investors for which the Service Organization maintains a servicing relationship.

The Funds paid the following amounts in shareholder servicing fees to the Adviser during the fiscal year ended March 31:

Fund	2017	2016	2015
Quality Growth Fund	$42,721	$30,355	$7,740
Institutional Opportunity Fund	$54,339	$7,318(1)	N/A
1 The Institutional Opportunity Funds' inception date was December 31, 2015.

Portfolio Transactions and Brokerage
Pursuant to the Advisory and Sub-Advisory Agreements, the Adviser and/or Sub-Advisers determine which securities are to be purchased and sold by the Funds and which broker-dealers are eligible to execute the Funds' portfolio transactions.  Purchases and sales of securities on an exchange are affected through brokers that charge a commission while purchases and sales of securities in the over-the-counter market will generally be executed directly with the primary "market-maker" unless, in the opinion of the Adviser and/or Sub-Advisers, a better price and execution can otherwise be obtained by using a broker for the transaction.  Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom a Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party, such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities.  The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.  The price of over-the-counter securities usually includes an undisclosed commission or markup.

Table of Contents - Statement of Additional Information

Purchases of portfolio securities for a Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser and/or Sub-Advisers will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors available, will be considered in making these determinations.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser and/or Sub-Advisers that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services incidental to execution services.  Research and statistical information may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser and/or Sub-Advisers' accounts, although a particular client may not benefit from all the research received on each occasion.  The Adviser and the Sub-Advisers consider research information, which is in addition to and not in lieu of the services required to be performed by it under their Advisory and Sub-Advisory Agreements related to the Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund's general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser and/or Sub-Advisers, even if the specific services are not directly useful to the Fund and may be useful to the Adviser and/or Sub-Advisers in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser and/or Sub-Advisers to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Adviser and/or Sub-Advisers' overall responsibilities to the Funds.

Investment decisions for each Fund are made independently from those of other client accounts of the Adviser or Sub-Advisers and their affiliates.  Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as a Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser and/or Sub-Advisers, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned.  In other cases, however, it is believed that the ability of a Fund to participate in volume transactions may produce better executions for the Funds.  Notwithstanding the above, the Adviser and/or Sub-Advisers may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser and/or Sub-Advisers shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Table of Contents - Statement of Additional Information

Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC.  Portfolio transactions may also be placed with broker-dealers in which the Adviser and/or Sub-Adviser has invested on behalf of a Fund and/or client accounts.

The table set forth below shows the Funds' total commissions paid for research services, along with the principal value of the transactions, by each Fund for the fiscal year ended March 31, 2017:

	Commissions	Principal Value
Quality Growth Fund	$0	$0
Institutional Opportunity Fund	$1,573	$3,167,409

The Funds paid the following amounts in brokerage commissions during their respective fiscal periods ended March 31:

Fund	2017	2016	2015
Quality Growth Fund	$397	$1,065	$7,634
Institutional Opportunity Fund	$7,325	$7,540(1)	N/A
1 The Institutional Opportunity Funds' inception date was December 31, 2015.

Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser and/or Sub-Adviser, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Funds' portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%).  To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively affected by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.  The following table shows each Fund's portfolio turnover rate for the fiscal period ended March 31:

Fund	2017	2016	2015
Quality Growth Fund	12%	9%	13%
Institutional Opportunity Fund	49%	13%(1)	N/A
[1]	The Institutional Opportunity Funds' inception date was December 31, 2015.
[2]
The Institutional Opportunity Fund's Portfolio Turnover Rate was higher for its fiscal year ended March 31, 2017 because the adviser adjusted investment allocations to take advantage of valuations believed attractive and limit exposure to others believed to be riskier given underlying characteristics. It was a tactical shift to take advantage of the Adviser's view on changing market conditions.

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Code of Ethics
The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Trust, Adviser, Sub-Adviser and Distributor to invest in securities that may be purchased or held by a Fund.

Proxy Voting Procedures
The Board has adopted proxy voting policies and procedures ("Proxy Policies") wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of the Adviser's investment advisory services, subject to the supervision and oversight of the Board.  The Adviser has in turn contractually delegated proxy voting authority to the Sub-Adviser.  Notwithstanding these delegations of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and its shareholders, taking into account the value of the Fund's investments.

The Adviser and the Sub-Advisers have each adopted proxy voting guidelines, copies of which are included in Appendix A to this SAI, to assist in making voting decisions on common issues and in the event of a conflict of interest. Port Street has adopted the Proxy Voting Policies and Procedures of Beacon Pointe Advisors, LLC. However, to the extent that the Adviser or a Sub-Adviser relies upon Section 12(d)(1)(F) of the 1940 Act to invest in unaffiliated investment companies, the Adviser and/or Sub-Adviser will exercise voting rights by proxy or otherwise with respect to any such underlying fund in the same proportion as the vote of all other holders of such security.

Because portions of each Fund's assets are managed by the Adviser and various Sub-Advisers, each utilizing different strategies, the Fund could take opposite positions in a single security managed by the Adviser and/or Sub-Adviser(s) in their respective sleeve of Fund assets.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC's website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Ms. Deborah Ward has been designated as the Trust's Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, a Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Funds may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies ("Portfolio Holdings Policies") that govern the timing and circumstances of disclosure of portfolio holdings of the Funds.  Information about each Fund's portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies.  The Board has considered the circumstances under which the Funds' portfolio holdings may be disclosed under the Portfolio Holdings Policies.  The Board has also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Funds' shareholders and the interests of the Adviser, the Sub-Advisers, the Distributor, or any other affiliated person of the Funds.  After due consideration, the Board has determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies.  The Board also authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Funds' shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Funds' portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Funds and its service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies.  The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of each Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov.

In the event of a conflict between the interests of a Fund and its shareholders and the interests of the Adviser, a Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser, the CCO of the Adviser, in consultation with the Trust's CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser or a Sub-Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser's CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Funds to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Funds' Accountant; the Custodian; the Transfer Agent; the Funds' independent registered public accounting firm; counsel to the Funds or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or on the Funds' website may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when a Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement.  Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC.  Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust's CCO.

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In no event shall the Adviser, a Sub-Adviser, their affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value
The NAV of each Fund's shares will fluctuate and is determined by the Fund Accountant as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of each class of shares is computed by determining the "Net Assets" of each class and dividing by the total number of shares outstanding of each class at such time.  The Net Assets of each class are calculated by (1) taking the value of all assets held by each Fund (including securities, cash or other assets such as interest and dividends accrued but not yet received) and allocating such value to each share class based on the number of shares outstanding in each share class; (2) subtracting "Class Expenses" from each respective share class as defined and approved by the Board and a majority of the Independent Trustees under the Trust's Rule 18f-3 Multiple-Class Plan; and (3) subtracting from each share class non-class specific "Other Expenses" that are allocated to each class based on the net asset value of each class relative to the net asset value of a Fund or the Trust, as the case may be.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

The Funds' assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust's valuation procedures.

When market prices are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.

Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, a Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  If no sale is reported, the security is valued at the mean between the last available bid and asked price.

Portfolio securities primarily traded on the NASDAQ Stock Market ("NASDAQ") shall be valued using the NASDAQ Official Closing Price ("NOCP") which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

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Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Participation Notes are valued at the mean between bid and ask prices.

Foreign securities are generally valued in the same manner as the securities described above.  Foreign securities are priced in the local currencies as of the close of their primary exchange or market or as of the close of trading on the NYSE, whichever is earlier.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by a pricing service as of the close of trading on the NYSE.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO").  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares

Shares of each Fund are sold in a continuous offering and shares may be purchased or redeemed on any business day that a Fund calculates its NAV.  A Fund may also authorize one or more financial intermediaries to accept purchase and redemption orders on its behalf ("Authorized Intermediaries").  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on a Fund's behalf.  An order is deemed to be received when a Fund or an Authorized Intermediary accepts the order.

Orders received by a Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be effected at the applicable price per share determined as of the close of trading on the NYSE on that day.  Otherwise, the orders will be processed based on the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary

Purchase Requests Must be Received in Good Order
"Good order" means that your purchase request includes:

•	The name of the Fund;
•	The dollar amount of shares to be purchased;
•	Your account application or investment stub; and
•	A check payable to the name of the Fund.

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Shares of the Funds have not been registered and are not offered for sale outside of the United States.  The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the CCO and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of United States law.

Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  A redemption request will be deemed in "good order" if it includes:

•	The shareholder's name;
•	The name of the Fund;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account (with signature(s) guaranteed if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record.  The Funds will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request was received by the Transfer Agent within the last 15 calendar days; or
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.

The Funds may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program.  The Funds may waive the signature guarantee requirement at its discretion.  The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-in-Kind
Under normal circumstances, the Funds do not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows a Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period.  If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

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Cancellations and Modifications
The Funds will not accept a request to cancel or modify a written transaction once processing has begun.

Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders.  The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.

Each series of the Trust is treated as a separate entity for federal income tax purposes.  Each Fund, a series of the Trust, intends to qualify and elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.

If for any taxable year a Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund's shareholders) and its income available for distribution will be reduced.

As long as a Fund meets certain requirements that govern the Fund's source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships ("QPTP"). A QPTP is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.

With respect to the diversification of assets requirement, a Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more QPTPs.

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In addition, pursuant to tax regulations a Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as QPTPs.  The Funds will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.

The Funds' policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that a Fund will not be subject to any federal income or excise taxes based on net income.  However, a Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes.  If a Fund does not qualify as a regulated investment company, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund's underlying investments rather than indirectly owning the underlying investments through the Fund.  If a Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

Net investment income generally consists of interest, dividends, and short-term capital gains, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by a Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares.  The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.  In view of the Funds' investment policies, it is expected that part of the distributions by a Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends‑received deduction referred to in the previous paragraph.

Any distributions to you in excess of the Funds' investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

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Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the alternative minimum tax.

Investment income received by the Funds from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Funds. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Funds will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Funds may not receive the reduced treaty rates or potential reclaims.  Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Funds not to receive the reduced treaty rates or potential reclaims.  Other countries may subject capital gains realized by the Funds on sale or disposition of securities of that country to taxation.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.  Under circumstance described below, the Funds may elect to pass-through foreign taxes paid by each Fund to shareholders, although it reserves the right not to do so.  If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss.  Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  Each Fund will calculate cost basis using the Fund's default method, unless you instruct the Funds to use a different calculation method.  For additional information regarding the Funds' available cost basis reporting methods, including its default method, please contact the Funds.  If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Except in the case of certain exempt shareholders, if a shareholder does not furnish a Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder's distributions and redemption proceeds currently at a rate of 28% for U.S. residents.

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Gain or loss recognized by the Funds on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Each Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.  In certain cases, the Funds may make an election to treat such gain or loss as capital.

The Funds may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Funds' fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Funds. Foreign companies are not required to identify themselves as PFICs.  Due to various complexities in identifying PFICs, the Funds can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Funds to make a mark-to-market election.  If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Funds in respect of deferred taxes arising from such distributions or gains.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income.  This withholding rate may be lower under the terms of a tax convention.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Funds has expressed no opinion in respect thereof.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular investor.  You are urged to consult your own tax advisor.

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Distributions
Each Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Funds' net investment income, substantially all of which will be distributed to the Funds' shareholders.

The amount of each Fund's distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

A Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income.  If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any distribution paid by a Fund reduces that Fund's NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Financial Statements
The Funds' annual report to shareholders for the fiscal period ended March 31, 2017 is a separate document and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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APPENDIX "A" PROXY VOTING POLICIES AND PROCEDURES

Beacon Pointe Advisors, LLC
Proxy Voting Policies and Procedures
June 6, 2008

These policies and procedures, which may be amended from time to time, apply to the voting of proxies by Beacon Pointe Advisors, LLC ("Adviser") for certain clients' mutual fund holdings over which the Adviser has proxy-voting discretion ("Mutual Fund Proxy" or "Mutual Fund Proxies"). These policies and procedures, as dated above, supersede all previously dated versions.

SECTION 1 - PROXY VOTING GUIDELINES

The fundamental guideline followed by the Adviser in voting Mutual Fund Proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of the Adviser to exercise its proxy voting discretion in accordance with the guidelines set forth in Exhibit A ("Proxy Voting Guidelines"). The Proxy Voting Guidelines are applicable to the voting of Mutual Fund Proxies only. Proxies for clients' equity securities will be voted by the third party investment manager appointed to each account. Any changes to the Proxy Voting Guidelines must be pre-approved in writing by the Chief Compliance Officer ("CCO").

SECTION 2 - VOTING RESPONSIBILITY

The President /Chief Compliance Officer or designee has the responsibility of voting Mutual Fund Proxies received by the Adviser ("Responsible Voting Party").

SECTION 3 – THIRD PARTY DELEGATION

The Adviser may delegate to a non-affiliated third party vendor, the responsibility to review Mutual Fund Proxy proposals and make voting recommendations to the Adviser. The Adviser will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines.

SECTION 4 - APPLICATION OF PROXY VOTING GUIDELINES

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Adviser may instruct the Responsible Voting Party to vote a Mutual Fund Proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising its voting discretion, the Adviser may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the mutual fund company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by a mutual fund present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same Mutual Fund Proxy vote.

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The Adviser will document the rationale for any Mutual Fund Proxy voted contrary to the Proxy Voting Guidelines. Such information will be provided to the Adviser's CCO as part of the recordkeeping process.

SECTION 5 - CONFLICTS OF INTEREST

The Adviser may occasionally be subject to conflicts of interest in the voting of Mutual Fund Proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Adviser and/or its employees may occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

If at anytime, the Adviser and/or the Responsible Voting Party become aware of any type of potential or actual conflict of interest relating to a particular Mutual Fund Proxy proposal, they will promptly report such conflict to the Adviser's CCO. Conflicts of interest will be handled in various ways depending on the type and materiality. This includes:

1.
Where the Proxy Voting Guidelines outline the Adviser's voting position, as either "for" or "against" such Mutual Fund Proxy proposal, voting will be accordance with the Adviser's Proxy Voting Guidelines.

2.
Where the Proxy Voting Guidelines outline the Adviser's voting position to be determined on a "case by case" basis for such Mutual Fund Proxy proposal, or such proposal is not listed in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Adviser depending upon the facts and circumstances of each situation and the requirements of applicable law:

A.	Voting the Mutual Fund Proxy in accordance with the voting recommendation of a non-affiliated third party vendor.

B.	Voting the Mutual Fund Proxy pursuant to client direction.

SECTION 6 - PROXY VOTING RECORDS

The Adviser will maintain the following records under these policies and procedures:

I.	A copy of all policies and procedures.

II.	A copy of each Mutual Fund Proxy statement the Adviser receives regarding client's securities.

III.	A record of each vote cast by the Adviser on behalf of a client.

IV.	A copy of any document created by the Adviser that was material to making a decision on how to vote Mutual Fund Proxies on behalf of a client or that memorialize the basis for that decision.

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V.
A copy of each written client request for information on how the Adviser voted Mutual Fund Proxies on behalf of the requesting client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted Mutual Fund Proxies on behalf of the requesting client.

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Adviser may rely on one or more third parties to create and retain the records referred to in items II and III above.

SECTION 7 - CLIENT DISCLOSURES

A copy of these policies and procedures will be provided to clients upon request. In addition, copies of the above outlined records, as they relate to particular clients, will be provided to those clients upon request.

It is generally the Adviser's policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

SECTION 8 - ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where proxy voting discretion for an ERISA Plan's mutual fund holdings rests with the Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

SECTION 9 - OTHER SPECIAL SITUATIONS

The Adviser may choose not to vote Mutual Fund Proxies in certain situations or for certain accounts, such as: 1) where a client has informed the Adviser that it wishes to retain the right to vote the Mutual Fund Proxy, Adviser will instruct the custodian to send such proxy material directly to the client, 2) where the Adviser deems the cost of voting would exceed any anticipated benefit to the client, 3) where a Mutual Fund Proxy is received for a client account that has been terminated with the Adviser, 4) where a Mutual Fund Proxy is received for a mutual fund the Adviser no longer manages (i.e. the Adviser had previously sold the entire position), and/or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the mutual fund in question. In addition, the Adviser will not be responsible for voting any proxies for securities, other than mutual funds, held in a client's account where the client's account is changing investment managers. In such cases, the Adviser will instruct the client's custodian to send the proxy directly to the client for voting.

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EXHIBIT A

Mutual Fund Proxies
Election of Directors
Case-by-case basis for election of directors, considering board structure, director independence, director qualifications, compensation of directors within the fund and the family of funds, and attendance at board and committee meetings.

Converting Closed-end Fund to Open-end Fund
Case-by-case basis for conversion of closed-end fund to open-end fund, considering past performance as a closed-end fund, market in which the fund invests, measures taken by the board to address the market discount, and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Case-by-case basis on proxy contests, considering past performance, market in which fund invests, and measures taken by the board to address issues raised, past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements
Case-by-case basis on investment advisory agreements, considering proposed and current fee schedules, fund category and investment objective, performance benchmarks, share price performance relative to that of peers; and magnitude of any fee increase.

New Classes or Series of Shares
FOR creating new classes or series of shares.

Preferred Stock Authorization
Case-by-case basis for authorization for or increase in preferred shares, considering financing purpose and potential dilution for common shares.

1940 Act Policies
Case-by-case basis for 1940 Act policies, considering potential competitiveness, regulatory developments, current and potential returns, and current and potential risk.

Changing a Fundamental Restriction to a Non-fundamental Restriction
Case-by-case basis on changing fundamental restriction to non-fundamental restriction, considering Funds' target investments, reasons for change, and projected impact on portfolio.

Changing Fundamental Investment Objective to Non-fundamental
AGAINST proposals to change the Funds' fundamental investment objective to non-fundamental.

Name Rule Proposals
Case-by-case basis for name rule proposals, considering the following factors: political/economic changes in target market; bundling with quorum requirements or with changes in asset allocation, and consolidation in the Funds' target market.

Disposition of Assets, Termination, Liquidation
Case-by-case basis for disposition of assets, termination or liquidation, considering strategies employed, company's past performance, and terms of liquidation.

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Charter Modification
Case-by-case basis for changes to the charter, considering degree of change, efficiencies that could result, state of incorporation, and regulatory standards and implications.

Change of Domicile
Case-by-case basis for changes in state of domicile, considering state regulations of each state, required fundamental policies of each state; and the increased flexibility available.

Change in Sub-classification
Case-by-case basis for change in sub-classification, considering potential competitiveness, current and potential returns, risk of concentration, and industry consolidation in the target industry.

Authorizing Board to Hire and Terminate Sub-advisors without Shareholder Approval
AGAINST authorizing the board to hire and terminate sub-advisors without shareholder approval

Distribution Agreements
Case-by-case basis for approving distribution agreements, considering fees charged to comparably sized funds with similar objectives, proposed distributor's reputation and past performance, and competitiveness of fund in industry.

Master-Feeder Structure
FOR establishment of a master-feeder structure.

Changes to Charter
Case-by-case basis for changes to the charter, considering degree of change implied by the proposal, resulting efficiencies, state of incorporation, and regulatory standards and implications.

Mergers
Case-by-case basis for proposed merger, considering resulting fee structure, performance of each fund, and continuity of management.

Shareholder Proposals Independent Directors
FOR shareholder proposals asking that a three-quarters majority of directors be independent. FOR shareholder proposals asking that board's Audit, Compensation, and/or Nominating committees be composed exclusively of independent directors.

For proposals asking that the Chairman be independent.

Establish Director Ownership Requirement
AGAINST establishing a director ownership requirement.

Reimbursement of Shareholder for Expenses Incurred
Case-by-case basis for reimbursing proxy solicitation expenses.

FOR reimbursing proxy solicitation expenses in cases where EGAN-JONES recommends in favor of the dissidents.

Terminate the Investment Advisor
Case-by-case basis for terminating the investment advisor, considering Funds' performance and history of shareholder relations.

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Saratoga Research & Investment Management

PROXY VOTING POLICY

As an investment adviser, Saratoga Research & Investment Management (SaratogaRIM) must treat voting rights as to securities held in its clients' portfolios in a manner that is in its clients' best interests.1  This Proxy Voting Policy describes our policy for doing so.  These are the guidelines that we use when voting for clients who have asked us do so on their behalf.  For clients who vote on their own, we recommend using the following guidelines.

I.	GENERAL POLICY

A. Long Term Holdings.  Where the purpose of holding a stock relates to the stock's growth or value over an extended period, voting proxies may further that purpose.  As to those types of holdings, therefore, we will evaluate on a case-by-case basis whether, under the circumstances, it is likely to be in the clients' best interest to exercise voting rights as to those securities.  We will consider a variety of factors, including our reasons for buying the stock, the nature of the proxy proposals, and the estimated time the clients will continue to hold the stock.2

B. Examples of Limitations.  Some circumstances in which SaratogaRIM may refrain from voting include:

1.
Short Term Trading Positions: SaratogaRIM's activities may include, on behalf of one or more of its client accounts, buying and selling on a short term basis to take advantage of market opportunities without regard for the potential for long-term appreciation or the development and maintenance of successful business strategies of corporate issuers. As to securities bought for those purposes, it will rarely be in our clients' best interests for us to devote significant resources to assessing issues presented for shareholder vote and casting votes.

2.
Limited Value: where, for reasons other than those specified in clause I.B.1, we conclude that the value of a client's economic interest in the proposal or the value of the portfolio holding is insignificant relative to the overall portfolio;

3.	Unjustifiable Cost. where we believe the cost of voting (including non-objective costs) on a proxy proposal would likely exceed the value of any anticipated benefits of the proposal;[3]

4.	Impracticability: particularly as to securities issued by companies in emerging market countries, the timing of receipt and/ or the mechanics of voting may make it impracticable to vote;

1 SaratogaRIM generally considers any fund it manages to be its client, not the investors in such fund.
2 For example, there may be circumstances where we will hold a stock both at the record date for the issuer's annual meeting and at the time of the meeting but where we will nonetheless not vote the proxies as to that stock on the basis that we expect that we will hold the stock for only a brief period following the meeting or, in any event, that we will not hold the stock at the time that the actions as to which the proxy proposals relate take effect.
3 As an extreme example, if a vote may only be cast in person at a meeting to be held in a foreign jurisdiction, the cost of casting any vote may far outweigh the benefit. Particularly for small positions, even significantly less extreme costs and required effort may outweigh the potential benefit of voting.

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5.
Securities Lent. where we have lent securities (which, therefore, have been transferred into the borrower's name), and we have not recalled those securities as of the record date or the vote date relating to the proxy proposals appurtenant to those securities;[4]

6.
Terminated Account. where we have received or delivered a notice of termination of our investment management agreement with the relevant client, even if trading authority continues for a transitional period; and

7.
Client Maintains Voting Authority. where the relevant client has specified in writing (either as part of an investment management agreement or in a separate instruction) that it will maintain the authority to vote proxies or that it has delegated the right to a third party.

SaratogaRIM's designated Proxy Officer, Kevin Tanner, and the relevant portfolio manager will be responsible for reviewing and (where applicable) voting shareholder proxies.

II. PROXY VOTING GUIDELINES

When we have determined that voting is relevant to the purposes of selecting and holding a long position, and is in the clients' collective best interests, we will generally use the following Guidelines to determine how to vote. These Guidelines are merely guidelines: there may be circumstances in which we determine that our clients' collective best interests would be served by voting contrary to the Guidelines.

ISSUE	VOTE
1. Management or board entrenchment and anti-takeover measures:	Oppose
a. Implementation of staggered board member terms.
b. Limitations on shareholders' ability to call special meetings.
c. Implementation of supermajority voting requirements.
d. Large increases in authorized common or preferred shares, where management provides no explanation for their use or need.
e. Implementation of "fair price" provisions.
f. Implementation, augmentation, or extension of "poison pill" shareholder rights plans.
g. Authorization of "greenmail."
2. Creation of cumulative voting rights.	Oppose
3. Action based on support for or furtherance of social issues (unless specific client guidelines supersede).	Oppose

4 In these circumstances, the borrower (rather than SaratogaRIM) will have discretion as to whether to vote the securities.  In unusual circumstances, where a portfolio manager determines that a vote is of material economic interest to the client and that a vote can be rendered in a timely manner, we may recall the security so that we may vote it.

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ISSUE	VOTE
4. Election of directors recommended by management (except if there is a proxy fight).	Approve
5. Confidential Voting.	Approve
6. Limitation on director's liability.	Approve
7. Elimination of preemptive rights.	Approve
8. Implementation or enhancement of employee benefit plans (401(k), and other retirement plans).	Approve
9. Granting of any option and/or other stock based compensation plan that is un-expensed.	Oppose
10. Additional indemnification for directors and/or officers.	Case-by-Case
11. Reincorporation in another state.	Approve
12. Implementation of "golden parachutes":
a. If plan appears necessary to attract and retain critical personnel.	Approve
b. Otherwise.	Oppose
13. Change in board composition and compensation:
a. Increase in the size of the board beyond 13 members.	Oppose
b. Increase in the number of independent non-executive directors.	Approve
c. Restrictions on directors' tenure, such as mandatory retirement age or limits on length of service or requirements that directors own a certain amount of a company's stock.	Oppose
d. Elimination of retirement benefits for non-employee directors or requirement that directors be paid partially or solely in stock.	Oppose (absent unusual circumstances)
14. Routine matters:	Approve
a. Approval of auditors (unless management seeks to replace them in the context of a dispute over policies).
b. Time and place of annual meeting.
c. Change of company name.
d. Ratification of directors on routine matters since last annual meeting.

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ISSUE	VOTE
e. Other matters as to which management or the Board is generally competent and in the best position to assess and decide.
15. Mergers and Acquisitions.	Case-by-Case

III.	CONFLICTS OF INTEREST

SaratogaRIM is sensitive to conflicts of interest that may arise in the proxy decision making process. For example, conflicts may arise under the following circumstances:

•
Proxy votes regarding non-routine matters are solicited by a company that has (or whose retirement plans have) an institutional separate account relationship with SaratogaRIM or a large investment in one of the funds SaratogaRIM manages;

•	SaratogaRIM has a material business relationship with a proponent of a proxy proposal, participants in a proxy contest, or directors or director candidates of a company; or

•
A SaratogaRIM employee has a persona interest in the outcome of a particular proxy proposal (which might be the case if, for example, a member of a SaratogaRIM employee's immediate family were a director or executive officer of the relevant company).

SaratogaRIM will seek to resolve all conflicts in its clients' collective best interest. Voting in accordance with the Guidelines described above will generally prevent any conflicts that may appear to exist from affecting our voting. However, if (i) a proposal is not covered by the Guidelines (as they may be revised from time to time) or (ii) a portfolio manager seeks to vote contrary to the Guidelines, the Proxy Officer will inquire whether SaratogaRIM or the portfolio manager deciding how to vote has any interests that could be viewed as a potentially conflicting with the interests of our clients. If there are any potential conflicts, the Proxy Officer will consult with other SaratogaRIM senior management and, as appropriate, an independent consultant or outside counsel to determine what votes on those proposals would be in the collective best interest of our clients.

IV. RECORDKEEPING

As required by the Investment Advisers Act of 1940, SaratogaRIM maintains the following records (other than proxy statements on file with the SEC's EDGAR system, or proxy statements and records maintained by a third party) for five years:

•	copies of its proxy voting policies and procedures;

•	proxy statements received regarding client securities;

•	records of votes cast on behalf of clients;

•	records of written client requests for proxy voting information and written responses by the adviser to any such written or oral client request; and

•	any documents prepared by the adviser that were material to making a decision as to how to vote or that memorialized the basis for that decision.

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V. AMENDMENTS TO POLICY

This Proxy Voting Policy may be amended from time to time in the sole discretion of the Board of Directors SaratogaRIM.

VI. OBTAINING TANNER'S PROXY VOTING RECORDS

Clients (as well as the investors in any fund managed by SaratogaRIM) may obtain free of charge records detailing how SaratogaRIM voted proxy issues on its clients' behalf by submitting a written request to us at:

SARATOGA RESEARCH & INVESTMENT MANAGEMENT
14417 Big Basin Way, Suite B
Saratoga, California 95070
408.741.2330

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OFFICER'S CERTIFICATE

SARATOGA RESEARCH & INVESTMENT MANAGEMENT
(a California corporation)

The undersigned, a duly authorized officer of Saratoga Research & Investment Management, a California corporation and registered investment adviser, "SaratogaRIM," hereby certifies that the preceding PROXY VOTING POLICY OF SARATOGA RESEARCH & INVESTMENT MANAGEMENT (the "Policy") was adopted by resolution of the Board of Directors of Tanner & Associates Asset Management (which has since changed its name to Saratoga Research & Investment Management) dated July 29, 2003 as required by Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended. Under the direction of the Proxy Officer (as defined in the Policy), this Policy will be the primary document be the primary document used by SaratogaRIM to determine whether, to what extent, and in what matter it will exercise proxy voting rights as to any matter referenced in a proxy statement that SaratogaRIM may receive from an issuer of securities beneficially owned by one or more client account(s) over which SaratogaRIM exercises discretionary investment authority.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of July 29, 2003.

SARATOGA RESEARCH & INVESTMENT MANAGEMENT, a California corporation

By:
Name:	Kevin P. Tanner
Title:	CEO & Chief Investment Officer

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Aristotle Capital Management, LLC Proxy Voting:

Aristotle Capital's policy is to vote proxies on behalf of client accounts. Aristotle Capital has adopted Proxy Voting Policies and Procedures. Where Aristotle Capital has proxy voting authority for securities of its advisory clients, Aristotle Capital will vote such securities for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Capital in good faith, subject to any restrictions or directions from the client. Aristotle Capital will not have the ability to accept direction from clients on a particular solicitation.

Aristotle Capital has written proxy voting policies and procedures ("Proxy Procedures") as required by Rule 206(4)-6 under the Advisers Act. Such voting responsibilities are exercised in accordance with the general antifraud provisions of the Advisers Act, as well as with Aristotle Capital's fiduciary duties under federal and state law to act in the best interests of its clients.

Aristotle Capital has contracted with Institutional Shareholder Services ("ISS") and will use their proxy platform for proxy administration. Aristotle Capital will direct each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote case-by-case proxy or that memorializes the basis for that decision.

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, senior management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Capital may choose one of several options including: (1) "echo" or "mirror" voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Clients may choose to vote their own proxies for securities held in their account or designate a third party to vote proxies. If this is the case, the Client must notify Aristotle Capital and proxy solicitations will be sent directly to clients or the third party designee who will then assume responsibility for voting them. If Aristotle Capital does not have the authority to vote proxies on behalf of the client, the client may contact Aristotle Capital with questions about a particular solicitation.

Aristotle Capital will neither advise nor act on behalf of the client in legal proceedings involving companies whose securities are held in the client's account(s), including, but not limited to, the filing of "Proofs of Claim" in class action settlements. If desired, clients may direct Aristotle Capital to transmit copies of class action notices to the client or a third party. Upon such direction, Aristotle Capital will make commercially reasonable efforts to forward such notices in a timely manner. On an exception basis, clients can instruct Aristotle Capital to vote proxies according to particular criteria (for example, to vote for or against a proposal to allow a so-called "poison pill" defense against a possible takeover). These requests must be made in writing and with sufficient advance notice so Aristotle Capital is able to meet the voting deadline.

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Clients may obtain information from Aristotle Capital about how their securities were voted and obtain a copy of Aristotle Capital's proxy voting policies and procedures upon request by contacting us at compliance@aristotlecap.com or calling (310) 478-4005.

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AMI Asset Management
Proxy Voting Policies and Procedures

AMI has adopted Proxy Voting Policies and Procedures for voting proxies in accordance with Rule 206(4)‐6 under the Investment Advisers Act of 1940.

AMI shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. AMI shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, AMI and its employees shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

To assist in analyzing proxies, AMI subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides proxy research and recommendations, as well as automated voting and record keeping. AMI fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where an AMI research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of AMI's investment clients, AMI will override an ISS recommendation. AMI will retain a written record supporting the decision to override the ISS recommendation.

AMI may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client wishes to retain the right to vote the proxy, 2) where AMI deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with AMI, 4) where a proxy is received for a security that AMI no longer manages (i.e. AMI had previously sold the entire position), 5) where proxy materials are not received prior to the vote date, 6) where securities are out on loan, 7) where the security is a non‐AMI core holding, and/or 8) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question.

AMI also seeks to avoid any conflicts of interest that may arise in the review and voting of client proxies. In the event that any conflict of interest arises, AMI will disclose the circumstances of any such conflict to the client(s) and in most cases forward the proxy materials to the client(s) to vote, vote according to ISS recommendations or take such other action as may be appropriate under the particular circumstances.

AMI will provide a full copy of the Proxy Voting Policies and Procedures and/or inquiries regarding how a specific proxy proposal was voted upon client request.

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Vaughan Nelson Investment Management, L.P. Proxy Voting:

Vaughan Nelson. Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of Vaughan Nelson's in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of the firm's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Unsupervised securities – where the firm does not have a basis on which to offer advice, 5) where the firm may abstain from voting when, in a good faith determination, the costs involved to vote a proxy cannot be justified (e.g., total holdings less than 10,000 shares, cost of translations, etc.), 6) a security is out on loan or, 7) the fund no longer owns shares of the security as of the meeting date.

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Segall Bryant & Hamill Proxy Voting:

SBH uses an outside service provider, Institutional Shareholder Services ("ISS"), to vote proxies

Instructions are provided to the custodian to forward all proxies to ISS.  ISS receives all proxies and votes them in a timely manner and in a manner consistent with the determination of the client's best interests.  Although many proxy proposals require special consideration which may dictate that the ISS and/or SBH makes an exception to the Guidelines.  ISS is also responsible for ensuring that all corporate action notices or requests which require shareholder action received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

SBH acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds").  When entering an investment management agreement with a client, it is the general policy of SBH to not vote proxies.  In specific provisions of SBH's investment management agreement, clients retain responsibility for voting policies or responding to other corporate actions.  Accounts governed by ERISA (certain pension or retirement plans) are treated differently based on Department of Labor guidelines.  Unless an ERISA client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, SBH will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over ERISA clients assets in accordance with Proxy Voting Policy.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.  In some cases, corporate actions may not be addressed by the SBH but rather by the client's custodian.

When voting proxies or acting with respect to corporate actions for clients, SBH's intent is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  SBH will seek to act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

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